       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999
                                        REGISTRATION NO. 033-10675 AND 811-04935

________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                     FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [x]
                   PRE-EFFECTIVE AMENDMENT NO.                     [ ]
                   POST-EFFECTIVE AMENDMENT NO. 18                 [x]
 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [x]
                   AMENDMENT NO. 21                                [x]
                            ------------------------


                               FIRST EAGLE FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                      Formerly known as FIRST EAGLE TRUST
                            ------------------------


                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (212) 698-3000
                            ------------------------

                                  ROBERT BRUNO
                       ARNHOLD AND S. BLEICHROEDER, INC.
                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                    COPY TO:
                            PAUL S. SCHREIBER, ESQ.
                              SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                            ------------------------

     It is proposed that this filing will become effective (check appropriate box):

                [ ] immediately upon filing pursuant to paragraph (b);
                [x] on March 1, 1999 pursuant to paragraph (b);
                [ ] 60 days after filing pursuant to paragraph (a)(i);
                [ ] on (date) pursuant to paragraph (a)(i);
                [ ] 75 days after filing pursuant to paragraph (a)(ii);
                [ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.

     If appropriate, check the following box:

                [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            ------------------------


     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES OF ITS COMMON STOCK, PAR VALUE $.01 PER SHARE. THE REGISTRANT LAST FILED A RULE 24f-2 NOTICE ON JANUARY 11, 1999.


________________________________________________________________________________

          [LOGO]

          FIRST EAGLE FUNDS

          FIRST EAGLE FUND OF AMERICA
          FIRST EAGLE INTERNATIONAL FUND

          PROSPECTUS
          MARCH 1, 1999

          Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the SEC passed on the accuracy of this prospectus. It is a federal offense to claim otherwise.

          [LOGO]

          Welcome to First Eagle Funds (the Funds), managed by Arnhold and S. Bleichroeder Advisers, Inc. (the Adviser), a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. When you read this prospectus you will learn more about our Funds: the U.S. equity fund, First Eagle Fund of America and the international equity fund, First Eagle International Fund. Each Fund offers three classes of shares: a no-load class Y, a level-load class C, and a front-end load class A.

          Before you invest in a mutual fund, you need to know that all mutual funds have common attributes:

                Shares of the mutual fund can rise or fall in value.

                You could make money or lose money.

                There is no guarantee that a fund will achieve its investment objective.

          This prospectus tells you about our Funds. We urge you to read it very carefully before you decide to invest and ask that you keep it for future reference.

                                    TABLE OF CONTENTS

                                                                     Page
                                                                    ------
The Funds                                                              2
     About First Eagle Fund of America                                 2
         Objective and Approach                                        2
         Related Risks                                                 3
         The Fund's Performance                                        4
         The Fund's Fees and Expenses                                  6
     About First Eagle International Fund                              8
         Objective and Approach                                        8
         Related Risks                                                 9
         The Fund's Performance                                       10
         The Fund's Fees and Expenses                                 12
Our Management Team                                                   14
         The Adviser                                                  14
         The Portfolio Managers                                       15
         Distribution and Shareholder Services Expenses               16
About Your Investment                                                 17
     Choosing a Share Class                                           17
         Purchasing No-load Class Y Shares                            17
         Purchasing Level-load Class C Shares                         17
         Purchasing Front-end Load Class A Shares                     18
     How to Purchase Shares                                           19
         Where to Send Your Application                               19
         Our Automatic Investment Plan                                20
         How Fund Share Prices Are Calculated                         20
Once You Become a Shareholder                                         21
     Exchanging Your Shares                                           21
     Selling Your Shares                                              21
         How to Sell                                                  21
         Receiving Dividends and Distributions                        24
Information on Dividends, Distributions and Taxes                     25
         General Information                                          25
         Federal Taxes                                                25
         Additional Information                                       25
Financial Highlights                                                  27
Useful Shareholder Information                              (Back Cover)


THE FUNDS

Let us tell you about the Funds.


ABOUT FIRST EAGLE FUND OF AMERICA
OUR U.S. EQUITY FUND

          OBJECTIVE AND APPROACH

          The investment objective of First Eagle Fund of America is capital appreciation. To achieve its objective, the Fund primarily invests in U.S. equities. At least 65% of the assets are U.S. equity securities, including common stocks, preferred stocks, convertible securities and warrants. Although no change is anticipated, the Fund's investment objective can be changed without shareholder approval. If ever a change is made, it will be done in the best interest of our shareholders.

          The Adviser uses a bottom-up, event-driven approach to choose stocks that it believes are undervalued and should perform well. The approach looks at companies from the perspective of total enterprise value, as if buying the whole company. In a bottom-up approach, companies and securities are researched and chosen individually.

          Investing in stocks is actually owning part of a business. The Adviser uses this principle of ownership to guide the selection of stocks for the Fund.

-------------------------------------
          In an event-driven approach, the Adviser looks for companies that appear to be undervalued in relation to their potential value in light of positive corporate changes. Signals of corporate change can be management changes, large share repurchases, potential acquisitions or mergers. If changes are successful, these companies should realize a rise in the stock price.
-------------------------------------

          The Adviser invests in the securities of companies that it believes are undervalued relative to their overall financial and managerial strength. By careful selection, the Adviser believes that the Fund may have less exposure to loss.

          RELATED RISKS

          Investing in First Eagle Fund of America involves various risks.

          NON-DIVERSIFICATION RISK

          First Eagle Fund of America is a non-diversified mutual fund. As such, an investment in First Eagle Fund of America may expose your money to greater risks than if you invest in a diversified fund. Because the Fund may invest in a limited number of companies and industries, gains or losses in a particular security may have a greater impact on its share price.

          MARKET RISK

          In general, a fund's share price moves up and down over the short term in reaction to stock market movements. This means that an investor could lose money over short periods, and perhaps over longer periods during extended market downturns.

          EVENT-DRIVEN STYLE RISK

          The event-driven investment style used by the Fund carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

          THE FUND'S PERFORMANCE


          Many factors affect a fund's performance. The following bar chart and table illustrate the potential risks of investing in the no-load class Y shares of First Eagle Fund of America. It shows changes in the Fund's performance from year to year for the last ten years.



CALENDAR YEAR TOTAL RETURNS CHART

FIRST EAGLE FUND OF AMERICA



YEAR               (NUMBERS ARE IN PERCENTAGES)

89                             26.65
90                            (17.59)
91                             20.92
92                             24.31
93                             23.85
94                             (2.60)
95                             36.40
96                             29.34
97                             29.46
98                             20.99


          For the periods presented in the bar chart above, here is some additional return information.


--------------------------------------------------------------------------------
Best Quarter                                16.82%        First Quarter 1998

Worst Quarter                              (13.84)%       Third Quarter 1998
--------------------------------------------------------------------------------

          The following table illustrates how the Fund's average annual returns for different calendar periods compare to the return of the Standard & Poor's 500 Stock Index and the Russell Mid Cap Value Index. The Standard & Poor's 500 Stock Index is a widely recognized unmanaged index of the stocks of 500 U.S. companies. The Russell Mid Cap Value Index is an unmanaged index consisting of approximately 572 companies as of 12/31/98, with an average capitalization of $3.7 billion. The figures in the table assume that you sold your shares at the end of each period.

          AVERAGE ANNUAL TOTAL RETURN COMPARISONS TABLE

          AS OF DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                1 Year   5 Years    10 Years     Since inception*
--------------------------------------------------------------------------------
First Eagle Fund of
   America --
   No-load
   class Y shares               20.99%    21.90%    17.99%      16.96%

Standard & Poor's
   500 Stock Index              28.57%    24.05%    19.19%      16.25%

Russell Mid Cap
   Value Index                   5.09%    17.53%    16.18%      14.05%
--------------------------------------------------------------------------------

* No-load Class Y shares commenced operations in April 1987. Class Y is the only class shown because neither level-load class C nor front-end load class A has been offering shares for more than one year, as of December 31, 1998.

          Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.

          THE FUND'S FEES AND EXPENSES


          The following table describes the fees and expenses you may pay if you buy and hold shares of First Eagle Fund of America. The Fund offers three classes of shares: a no-load class Y, a level-load class C, and a front-end load class A. The difference between the share classes goes beyond sales charges. The charges and fees you pay for all three classes affect the returns of your investment.


          Shareholder fees are paid directly from your investment. Operating expenses are paid from First Eagle Fund of America's assets and are paid by shareholders indirectly. The expenses in the table below are based on figures from the fiscal year ended October 31, 1998.


--------------------------------------------------------------------------------
                                                                   Front-end
                                         No-load    Level-load       load
Class                                       Y           C              A
--------------------------------------------------------------------------------
SHAREHOLDER FEES

Maximum sales charge (load)
   on purchases as a percentage
   of offering price                       None        None          5.00%

Maximum deferred sales charge
   (load) as a percentage of
   the lesser of your purchase
   or redemption price                     None        1.25%         None

Redemption fee                             None        None          None

Exchange fee                               None        None          None


ANNUAL OPERATING EXPENSES

Management fees                            1.00%       1.00%         1.00%

Distribution (12b-1) fees                  None        0.75%         0.25%

Service fees                               0.25%       0.25%         0.25%

Other expenses*                            0.25%       0.25%         0.25%
                                           -----       -----         -----
Total annual operating expenses            1.50%       2.25%         1.75%
--------------------------------------------------------------------------------


* Other expenses are allocated on a pro rata basis. The numbers shown are based on the expense experience of no-load class Y for fiscal 1998, which was the only class in existence for the entire year.

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example shows what your expenses would be if you invested $10,000 over the time periods indicated. We assume that you reinvest all distributions, that the average annual return is 5%, and that operating expenses remain the same. The example does not represent First Eagle Fund of America's actual past or future expenses and returns.

          You would pay the following expenses if you sold your shares at the end of the following periods:


--------------------------------------------------------------------------------
                                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
No-Load
   class Y shares                   $153      $  474     $  818     $1,791

Level-load
   class C shares                   $353      $  703     $1,205     $2,585

Front-end load
   class A shares                   $669      $1,024     $1,401     $2,459
--------------------------------------------------------------------------------

          Since only level-load class C shares have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your level-load class C shares at the end of the following periods:

--------------------------------------------------------------------------------
                                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Level-load
   class C shares                   $228       $703      $1,205     $2,585
--------------------------------------------------------------------------------

ABOUT FIRST EAGLE INTERNATIONAL FUND
OUR INTERNATIONAL EQUITY FUND

          OBJECTIVE AND APPROACH

          The investment objective of First Eagle International Fund is capital appreciation. To achieve its objective, the Fund invests at least 65% of its assets in equity securities issued by non-U.S. companies from at least three different countries. Equity securities include common stocks, preferred stocks, convertible securities, and warrants. Although no change is anticipated, the Fund's investment objective can be changed without shareholder approval. If ever a change is made, it will be done in the best interest of our shareholders.

          The Adviser uses a bottom-up approach to stock selection. Through in-depth research, we seek to find sound companies and investment opportunities wherever they exist, regardless of national boundaries. Consideration is given to companies with a wide range of market capitalizations. We seek to find value before the marketplace recognizes it by applying a business owner's approach to valuation.

          Investing in stocks is actually owning part of a business. The Adviser uses this principle of ownership to guide the selection of stocks for the Fund. The Adviser invests in companies that it believes are undervalued relative to the issuing company's overall financial and managerial strength. By careful selection, the Adviser believes that the Fund may have less exposure to loss.

          First Eagle International Fund may invest to a lesser extent in currency forwards and futures contracts to manage the risks of local currency fluctuations. The Fund generally uses these contracts to fix the U.S. dollar

-------------------------------------
          In a bottom-up approach, securities are researched and chosen individually.
-------------------------------------
          value of a security that it has agreed to buy or sell. The contracts are also used to hedge the U.S. dollar value of foreign securities already owned, particularly if the Fund expects a decline in the value of the foreign currency.


          RELATED RISKS

          Investing in First Eagle International Fund involves various risks.

          FOREIGN EQUITY SECURITIES RISK

          Investing in non-U.S. equity securities involves special risks including currency exchange rate fluctuation, revaluation of currencies, and different financial disclosure practices. In addition, non-U.S. markets are generally less developed than the U.S. market. Share price volatility may be greater due to political, economic, or market instability.


          NON-DIVERSIFICATION RISK

          First Eagle International Fund is a non-diversified mutual fund. As such, an investment in First Eagle International Fund may expose your money to greater risks than if you invest in a diversified fund. Because the Fund may invest in a limited number of companies and industries, gains or losses in a particular security may have a greater impact on its share price.

          MARKET RISK

          In general, a fund's share price moves up and down over the short term in reaction to stock market movements. This means that an investor could lose money over short periods, and perhaps over longer periods during extended market downturns.

          CURRENCY FORWARDS AND FUTURES RISK


          First Eagle International Fund may invest to a lesser extent in currency forwards and futures to manage the risks of local currency fluctuations. The success of these strategies depends upon the Adviser's ability to predict future exchange rate differences between foreign currencies and the U.S. dollar.


          THE FUND'S PERFORMANCE


          Many factors affect a fund's performance. The following bar chart and table illustrate the potential risks of investing in no-load Class Y shares of First Eagle International Fund only. It shows changes in the Fund's performance from year to year since its first full year of performance.


          CALENDAR YEAR TOTAL RETURNS CHART

          FIRST EAGLE INTERNATIONAL FUND



YEAR               (NUMBERS ARE IN PERCENTAGES)

95                           11.63
96                           15.92
97                            9.26
98                           12.95



          For the periods presented in the bar chart above, here is some additional return information.




--------------------------------------------------------------------------------
Best Quarter                                22.72%        First Quarter 1998

Worst Quarter                              (20.81)%       Third Quarter 1998
--------------------------------------------------------------------------------



          The following table illustrates how the Fund's average annual returns for different calendar periods compare to the return of the Morgan Stanley Capital International (MSCI) EAFE Index and the MSCI World Ex-USA. The MSCI EAFE Index is a widely followed unmanaged group of stocks from 20 international markets. The MSCI World Ex-USA is a widely followed unmanaged group of stocks from 21 international markets. The figures in the table assume that you sold your shares at the end of each period.

          AVERAGE ANNUAL TOTAL RETURN COMPARISONS TABLE

          AS OF DECEMBER 31, 1998



--------------------------------------------------------------------------------
                                            1 Year        Since inception*
--------------------------------------------------------------------------------
First Eagle International Fund --
   No-load class Y shares                   12.95%        10.13%

MSCI EAFE Index                             20.00%         8.93%

MSCI World Ex-USA                           19.76%         9.00%
--------------------------------------------------------------------------------

* No-load class Y shares commenced operations in April 1994. Class Y is the only class shown because neither level-load class C nor front-end load class A has been offering shares for more than one year, as of December 31, 1998.

          Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.

THE FUND'S FEES AND EXPENSES


          The following table describes the fees and expenses you may pay if you buy and hold shares of First Eagle International Fund. The Fund offers three classes of shares: a no-load class Y, a level-load class C, and a front-end load class A. The difference between the share classes goes beyond sales charges. The charges and fees you pay for all three classes affect the returns of your investment.

          Shareholder fees are paid directly from your investment. Operating expenses are paid from First Eagle International Fund's assets and are paid by shareholders indirectly. The expenses in the table below are based on figures from the fiscal year ended October 31, 1998.


--------------------------------------------------------------------------------
                                                                   Front-end
                                         No-load    Level-load       load
Class                                       Y           C              A
--------------------------------------------------------------------------------
SHAREHOLDER FEES

Maximum sales charge (load)
   on purchases as a percentage
   of offering price                     None        None          None

Maximum deferred sales charge
   (load) as a percentage of
   the lesser of your purchase
   or redemption price                   None        None          None

Redemption fee (as a percentage
   of the lesser of your purchase
   price or the amount redeemed
   within 30 days of purchase)           2.00%       2.00%         2.00%

Exchange fee                             None        None          None


ANNUAL OPERATING EXPENSES

Management fees                          1.00%       1.00%         1.00%

Distribution (12b-1) fees                None        0.75%         0.25%

Service fees                             0.25%       0.25%         0.25%

Other expenses*                          1.17%       1.17%         1.17%
                                         -----       -----         -----
Total annual operating expenses          2.42%       3.17%         2.67%
--------------------------------------------------------------------------------

* Other expenses are allocated on a pro rata basis. The numbers shown are based on the expense experience of no-load class Y for fiscal 1998, which was the only class in existence for the entire year.

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The hypothetical example shows what your expenses would be if you invested $10,000 over the time periods indicated. We assume that you reinvest all distributions, that the average annual return is 5%, and that operating expenses remain the same. The example does not represent First Eagle International Fund's actual past or future expenses and returns.

          You would pay the following expenses if you sold your shares at the end of the following periods:


--------------------------------------------------------------------------------
                                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
No-load
class Y shares                       $245      $  755    $1,291     $2,756

Level-load
class C shares                       $445      $  977    $1,659     $3,476

Front-end load
class A shares                       $757      $1,288    $1,844     $3,353
--------------------------------------------------------------------------------


          Since only level-load class C shares have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your level-load class C shares at the end of the following periods:


--------------------------------------------------------------------------------
                                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Level-load
class C shares                      $320      $  977     $1,659     $3,476
--------------------------------------------------------------------------------

OUR MANAGEMENT TEAM

          THE ADVISER

          The Adviser of First Eagle Funds is Arnhold and S. Bleichroeder Advisers, Inc., a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. (ASB). ASB is the successor firm to two German banking houses -- Gebr. Arnhold founded in Dresden in 1864 and S. Bleichroeder founded in Berlin in 1803. The firm moved to New York City in 1937 and conducts its activities under the current name of Arnhold and S. Bleichroeder, Inc. ASB has used its experience and worldwide contacts to provide asset management, global securities research and trading, and investment banking services to institutional clients throughout the world.

          Over the years, we have always pursued superior investment opportunities for our clients. Our goal in managing the First Eagle Funds is to provide our fellow investors with quality long-term returns. But these returns do not come easily. We put all of our energy into serving investors who desire long-term growth instead of those who desire a quick gain. Essentially, we believe that the results of our investment style will encourage you to keep investing with us through the years.

          Our philosophy is quite simple. We base our investment decisions on a few basic principles:

                The best way to manage risk is company by company. Investing in fundamentally sound companies should reduce investment risks and should lead to the potential for superior returns.

                Valuation is only half of the story. We look for companies that we perceive to be undervalued and that have the potential to grow in the future.

                We think like business owners. Instead of concentrating on the earnings (price to earnings ratio) of a company, we scrutinize the whole company and examine its cash flow as though we were actually buying the business.

          These simple guiding principles have led to the past success of our Funds and the past success of our shareholders. Nothing is possible, though, without tireless research. Our company continues research long after we make our initial investment. We continually search for the best opportunities and select what we believe to be the most promising companies.


          The Adviser is responsible for the continuous supervision and management of the Funds under the direction of the Board of Trustees. Each Fund pays the Adviser a monthly fee at the annual rate of 1.00% of its average daily net assets for its advisory services.

          THE PORTFOLIO MANAGERS


          Harold J. Levy has been portfolio manager of First Eagle Fund of America since its inception in April 1987, and David L. Cohen has been portfolio manager of First Eagle Fund of America since 1989. Mr. Levy and Mr. Cohen are also the principal owners of Iridian Asset Management LLC, which they formed in November 1995. ASB owns 27.5% of Iridian. Mr. Levy began his career at ASB in 1985, and Mr. Cohen began his career at ASB in 1989. Currently, they are employed by the Adviser to serve as co-portfolio managers for First Eagle Fund of America.

          Arthur F. Lerner has been the portfolio manager of First Eagle International Fund since its inception in April 1994. He is a Senior Vice President of Arnhold and S. Bleichroeder, Inc. and has been with the firm since 1969.




          DISTRIBUTION AND SHAREHOLDER
          SERVICES EXPENSES

          Arnhold and S. Bleichroeder, Inc. is the distributor of the Funds. For providing shareholder and administrative services, ASB receives a service fee as compensation.

          To pay for the cost of promoting the Funds and servicing your shareholder account, level-load class C and front-end load class A shares of the Funds have adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time, the fees will increase your cost of investing and may cost you more than paying other types of sales charges. Other broker-dealers who sell the Funds' shares may receive a portion of this fee as compensation for services they provide. The following table shows the distribution and service fees associated with investing in each class of shares.


          FIRST EAGLE FUND OF AMERICA AND

          FIRST EAGLE INTERNATIONAL FUND


--------------------------------------------------------------------------------
                                         Distribution Fee (12b-1)    Service Fee
--------------------------------------------------------------------------------
No-load class Y                                     None                 0.25%

Level-load class C                                  0.75%                0.25%

Front-end load class A                              0.25%                0.25%
--------------------------------------------------------------------------------

ABOUT YOUR INVESTMENT

          Investing well requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy that will best meet your financial goals over the longer term.

CHOOSING A SHARE CLASS

          The following section describes the share classes in greater detail. Please read it carefully to decide which class is best for you.

          PURCHASING NO-LOAD CLASS Y SHARES

          IF YOU INVEST ON YOUR OWN OR SEEK PROFESSIONAL GUIDANCE

          You can purchase no-load class Y shares directly from us or through an investment professional. An investment professional can purchase class Y shares for you, and you may have to pay a fee to compensate the professional if you choose to seek advice. Our class Y shares have no sales charges or distribution fees, but do have an annual 0.25% service fee. We issue your shares at net asset value after we receive your initial investment and completed application. Class Y shares are also available through 401(k) plans.

          PURCHASING LEVEL-LOAD CLASS C SHARES
          IF YOU SEEK PROFESSIONAL GUIDANCE

          You can purchase level-load class C shares at net asset value through an investment professional. The shares carry an annual 0.25% service fee and an annual 0.75% Rule 12b-1 fee. You do not have to pay sales charges on class C shares. However, you may pay a contingent deferred sales charge (CDSC) equal to 1.25% of the original purchase price or the current market value, whichever is lower, if you sell your shares within the first year of purchase. Class C shares are also available through 401(k) plans.

          PURCHASING FRONT-END LOAD CLASS A SHARES

          IF YOU SEEK PROFESSIONAL GUIDANCE

          You can purchase front-end load class A shares through an investment professional at net asset value plus an initial sales charge as shown in the table below. Class A shares also carry an annual 0.25% service fee and an annual 0.25% Rule 12b-1 fee.


--------------------------------------------------------------------------------
                                   Sales Charge as a % of
    Class A Shares                 ----------------------    Dealer Allowance
       Dollars                     Offering     Net Amount       As A % of
      Invested                       Price       Invested      Offering Price
--------------------------------------------------------------------------------
Less than $50,000                     5.00%        5.26%            4.50%

$50,000 but
   less than $100,000                 4.50         4.71             4.00

$100,000 but
   less than $250,000                 3.75         3.90             3.25

$250,000 but
   less than $500,000                 2.75         2.83             2.50

$500,000 but
   less than $1,000,000               1.75         1.78             1.50

$1,000,000
   or more                            None         None             None
--------------------------------------------------------------------------------

          Class A shares are also available through 401(k) plans, other qualified employee benefit plans and broker-dealer wrap programs. These purchases are free of sales charges. You may also qualify for a quantity discount (the total of your investments in class A shares of both Funds) on each new purchase of class A shares. Ask your investment professional to see if you qualify.

          YOU MAY BE ELIGIBLE FOR A DISCOUNT

          You can receive a quantity discount without purchasing your shares all at once. If you intend to purchase a large dollar amount over a 13-month period to qualify for a discount, you can complete a "letter of intent" form. Once we receive the letter, we will give you the discount and place any purchases you make into escrow until you have purchased the intended quantity.

          If you do not make the required purchase within the 13-month time frame, we will deduct any sales charges from the escrow shares.

          DEALER REALLOWANCE

          ASB, the distributor, normally pays broker-dealers 4.50% of the 5.00% maximum sales charge. At times, ASB reallows broker-dealers the remaining portion of the sales charge.

          Shares of the various classes of the Funds may be offered outside the United States. These shares may be subject to different sales charges.


HOW TO PURCHASE SHARES


          You can make an investment in the Funds on any Business Day. A Business Day is any day the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Purchase orders received in good order are executed at the next calculated net asset value. Incomplete orders and orders that are not paid for in a timely manner are returned. Your investments are subject to the minimums described in the table below.


--------------------------------------------------------------------------------
Minimum Investment                          Initial       Additional
--------------------------------------------------------------------------------
Regular accounts                            $2,500           $100

IRAs                                        $  500        No minimum

Retirement plans, such as 401(k)            $  500        No minimum

Employment of Arnhold and
   S. Bleichroeder, Inc.                    $  500        No minimum

New accounts for or referred by
   current shareholders                     $1,000           $100
--------------------------------------------------------------------------------


          WHERE TO SEND YOUR APPLICATION

          If you are purchasing no-load class Y shares, send your completed application and your check or money order to the address listed on the application. If you wish to purchase your shares and pay for them through a federal funds wire, fax your application to the Funds' transfer agent at (614) 470-8702 and call our transfer agent at (800) 451-3623 to place your wire order. If you are purchasing level-load class C or front-end load class A shares, give your purchase request and your check or money order to your investment professional.


          OUR AUTOMATIC INVESTMENT PLAN

          If you are investing directly with the Funds, additional investments can also be made using our Automatic Investment Plan, which deducts the amount you designate directly from your checking or savings account. See the "Optional Shareholder Privileges" section on the application or you can call (800) 451-3623 to obtain more information on this service.

          HOW FUND SHARE PRICES ARE CALCULATED

          Net asset value for each share class is determined 15 minutes after the close of trading on the NYSE (normally 4:00 p.m. Eastern Time). For front-end load class A shares, the net asset value plus any front-end sales charge equals the offering price.

          First Eagle Funds uses market quotes to price their securities. Non-U.S. securities are valued based on quotes from their primary trading market and converted into U.S. dollars. Securities that are otherwise not readily marketable, are restricted as to resale, or for which market quotations are not readily available, are valued at fair value under procedures adopted by the Board of Trustees.

          Portfolio securities of the Funds that are traded on non-U.S. stock exchanges may trade on weekends and

-------------------------------------
          Net Asset Value = A Fund's total assets
          less any liabilities [div] shares outstanding
-------------------------------------
          holidays when the Funds' net asset values are not calculated and when shares of the Funds cannot be purchased or redeemed.


ONCE YOU BECOME
A SHAREHOLDER

          After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

EXCHANGING YOUR SHARES

          You can exchange your shares in any class of one Fund for shares of the same class in the other Fund. Exchanges are made at net asset value for each class and are free of charge. You can make up to six exchanges in any 12-month period.

SELLING YOUR SHARES

          You can access your investment at any time by selling your shares on any Business Day.

          HOW TO SELL

          WRITTEN REQUESTS

          To sell your shares, please submit a written request to the Funds' transfer agent or to your investment professional and sign it exactly as the account is registered.

          New shareholders do not receive share certificates. However, if you already have a certificate, sign it and return it to the transfer agent. Remember that there needs to be a signature for every name that appears on the certificate.

          In some instances, a signature guarantee may be required. These include:

                Redemption payments over $25,000.

                Redemption payments sent to addresses different from the one we have on record.

                Changes in registration.

          We reserve the right to change the guarantee requirements from time to time. A signature guarantee must be from a member of the Signature Guarantee Medallion Program (generally, a bank, trust company, savings and loan association or any broker or securities dealer) for each person whose name is on the account.

          If a corporation, partnership, trust, or fiduciary owns the certificate, written evidence of their authority must be submitted.

          TELEPHONE REQUESTS

          You can also request to sell your shares by telephone by calling (800) 451-3623 on any Business Day. For security purposes we will ask you to provide proper identification and to verify account information before we can honor your telephone request.

          We employ reasonable procedures to confirm that all telephone requests are genuine, but neither the Funds nor the transfer agent are responsible for the authenticity of these requests. Therefore, you will have to bear any loss due to telephone requests made in your name. Telephone calls may be recorded for your protection.

          DETERMINING YOUR SELLING PRICE

          After we receive your request, we will sell your shares at the next determined net asset value. If you are selling shares that you have recently purchased by check or by using the Automatic Investment Plan, we will hold the proceeds of your sale until your payment clears. This may take up to ten Business Days.

SALES PROCEEDS

          We normally mail proceeds for shares you have sold to the address we have on record. We mail checks within seven days after we receive your request.

          If your sales proceeds exceed $5,000, you can choose to have them deposited into a bank account through a federal funds wire. You can indicate this option on your application. Or, you can submit a signature guaranteed written request at a later date. You may, however, have to pay a fee if you use the federal funds wire feature and you will have to pay a fee if you request overnight delivery of your sales proceeds. We normally wire payments on the next business day after we receive your request.

          The Funds may suspend payments under certain emergency conditions when allowed by the SEC.

          FIRST EAGLE INTERNATIONAL FUND'S REDEMPTION FEE

          First Eagle International Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial purchases and sales of portfolio investments that can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of portfolio securities held by the Fund at the worst possible time as far as long-term investors are concerned. These short-term transactions affect all shareholders by increasing transaction costs. Because of this, if you sell First Eagle International Fund shares within one month of purchase, you will pay a 2% redemption fee on the lesser of your purchase price or the amount redeemed. This fee applies to all three share classes of First Eagle International Fund. The redemption fee is retained by the Fund.

          Shares purchased through 401(k) plans are excluded from the redemption fees.

          REDEMPTIONS IN KIND

          The Funds normally pay sales proceeds in cash up to $250,000 or 1% of each Fund's total value, whichever is less. We reserve the right to make higher redemption payments to you in the form of marketable securities. This is called a "redemption in kind." You will pay any applicable sales charge or other fees when you sell these securities.

          INVOLUNTARY SALE

          To reduce expenses, we may sell your shares and close your account if the value of your account falls below $500. We will give you 60 days' notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise your account value to the $500 minimum to avoid closing the account.

          RECEIVING DIVIDENDS AND DISTRIBUTIONS

          We expect to pay dividends and distribute any net capital gains annually. Because First Eagle Funds invest primarily in equity securities and with a long-term outlook, generally there are more capital gains distributions than investment income dividend distributions.

          All dividend and distribution payments are reinvested at the net asset value of the Fund in which you currently hold shares, unless you elect to receive distributions in cash. To receive a distribution in cash, simply submit a written request more than five business days before we make the payment. We may elect to make distributions more frequently.

INFORMATION ON DIVIDENDS
DISTRIBUTIONS AND TAXES

          Tax issues can be complicated. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

          GENERAL INFORMATION

          The Funds may make both dividend and capital gains distributions. Both dividends and short-term capital gains distributions are taxed as ordinary income and are subject to a maximum federal rate of 39.6% for individual shareholders. Long-term capital gains distributions are taxed at a maximum rate of 20%.

          Dividends and distributions are generally taxable whether they are taken in cash or reinvested. Any dividends and distributions declared in November or December and paid in January are taxable as though they were paid on December 31st.

          Remember that exchanges of Fund shares are considered sales and any gains may be taxable.

          FEDERAL TAXES

          Federal tax laws require us to withhold 31% of ordinary income dividends, capital gain dividends, and sales proceeds from shareholders who do not furnish their tax identification numbers on IRS form W-9 or form W-8 for non-U.S. investors.


          ADDITIONAL INFORMATION

          By January 31st of each year, we will mail you a statement showing the tax status of your dividends and distributions for the prior year.

-------------------------------------
          A dividend is a payment of net
          investment income. A distribution is the
          payment of capital gains.
-------------------------------------

          There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the SAI for more information.

          No person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Adviser or the Distributor. This prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, any of the securities of the Funds in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

          WHAT YOU SHOULD KNOW: YEAR 2000

          Many computer systems were designed using only two digits to designate years. As such, these systems may not recognize "00" as being the year 2000 and may read it as 1900. The Funds could be adversely affected if the computer systems used by the Adviser and its service providers, primarily the Funds' transfer agent and custodian, do not address this problem before January 1, 2000. The Funds' investment adviser,

-------------------------------------
          When you sell your shares, your tax
          basis is the total of your cash
          investments plus dividends and
          distributions that have been reinvested,
          less any return of capital.
-------------------------------------
          transfer agent, and custodian expect to have addressed this problem before then and do not anticipate that the services they provide to the Funds will be adversely affected. The Funds' management will continue to monitor the situation as the year 2000 approaches. However, if the problem has not been fully addressed, the Funds could be negatively affected. The year 2000 problem could also have a negative impact on the companies in which the Funds invests, which could hurt the Funds' investment returns.


FINANCIAL HIGHLIGHTS

          The following tables are intended to help you understand the Funds' financial performance for the past five years. The information has been audited by KPMG LLP, whose report concerning these highlights appears in the Annual Report dated October 31, 1998. This information should be read in conjunction with the Statement of Additional Information (SAI), which is available on request. Through February 28, 1998, the Funds issued only one class of shares, currently called class Y shares. Sales of class C shares commenced on March 2, 1998. Remember that past performance is not an indication of future performance.

FIRST EAGLE FUND OF AMERICA


---------------------------------------------------------------------------------------------------------------------
                                            For the       March 2,
                                          year ended      through                  For the years ended
                                            Oct. 31,      Oct. 31,                      October 31,
                                             1998          1998             1997        1996        1995        1994
---------------------------------------------------------------------------------------------------------------------
SHARE CLASS                                    Y             C*               Y           Y           Y           Y
                                              ---           ----             ---         ---         ---         ---
Net asset value,
   beginning of year                         $20.59        $21.07          $17.97      $16.28      $15.45      $16.53

INCOME FROM
INVESTMENT OPERATIONS
   Net investment loss                        (0.08)        (0.16)          (0.06)      (0.04)      (0.04)      (0.12)
   Net realized and unrealized gain            3.62          0.52            5.31        4.08        2.87        0.66
                                             ------        ------          ------      ------      ------      ------
Total from investment operations               3.54          0.36            5.25        4.04        2.83        0.54
                                             ------        ------          ------      ------      ------      ------

LESS DISTRIBUTIONS FROM:
   Net investment income                         --            --              --          --          --          --
   Net realized gain                          (2.60)           --           (2.63)      (2.35)      (2.00)      (1.62)
Total distributions                           (2.60)           --           (2.63)      (2.35)      (2.00)      (1.62)

Net asset value,
end of year                                  $21.53        $21.43          $20.59      $17.97      $16.28      $15.45
                                             ======        ======          ======      ======      ======      ======

Total return**                                 19.2%          1.7%'DD'       31.0%       27.1%       21.6%        3.8%
Net assets, end of year                     $391,797     $674,944        $254,438    $163,403    $134,350    $120,516

(Class Y in thousands,
   Class C is actual)

RATIOS TO AVERAGE NET
ASSETS:
   Expenses                                     1.5%(1)       2.2'D'(2)     1.7%(1)   1.8%       1.9%        1.9%
   Net investment loss                         (0.4)%        (1.1)%'D'     (0.3)%    (0.2)%     (0.3)%      (0.7)%

Portfolio turnover rate                          83%           83%         98%         93%         81%        125%
---------------------------------------------------------------------------------------------------------------------

*      Commencement of operations for class C shares.
**     Past performance is not predictive of future performance.
'D'    Annualized
'DD'   Not Annualized
(1) For the year ended October 31, 1998 and for the year ended October 31, 1997, the Fund has earned credits from the custodian, which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would be 1.5% and 1.7%, respectively.
(2) For the year ended October 31, 1998, the Fund has earned credits from the custodian, which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would be 2.2%'D'.

-------------------------------------------------------------------------------------------------------------------------
                                                            For the period from                                  April 4,
                                           For the        March 2,         Jan. 1,             For the            1997
                                          year ended      through          through           years ended         through
                                           Oct. 31,       Oct. 31,         Oct. 31,            Dec. 31,          Dec. 31,
                                             1998           1998             1997          1996       1995         1994
-------------------------------------------------------------------------------------------------------------------------
SHARE CLASS                                    Y            C**               Y              Y          Y            Y*
                                              ---           ---              ---            ---        ---          ---
Net asset value,
   beginning of year                         $16.17        $18.90           $15.04         $13.38      $12.37      $12.50

INCOME FROM
INVESTMENT OPERATIONS
   Net investment income
   (loss)                                     (0.06)         0.84           (0.12)          (0.16)      (0.13)      (0.02)
   Net realized and
   unrealized gain                             0.95         (1.73)           1.25            2.29        1.57       (0.11)
                                             ------        ------          ------          ------     -------     -------
Total from Investment
operations                                     0.89         (0.89)           1.13            2.13        1.44       (0.13)
                                             ------        ------          ------          ------    -------      -------
LESS DISTRIBUTIONS FROM:
     Net investment income                       --             --              --             --          --          --
     Net realized gain                        (0.97)            --              --          (0.47)      (0.43)         --
Total distributions                           (0.97)            --              --          (0.47)      (0.43)         --
Net asset value,
end of year                                  $16.09         $16.01          $16.17         $15.04      $13.38      $12.37
                                             ======         ======          ======         ======      ======      ======

Total return***                                5.8%         (5.3)%'DD'        7.5%'DD'      15.9%       11.6%      (1.0)%'DD'
Net assets, end of year
(Class Y in thousands,
Class C is actual)                         $38,222        $307,738         $36,320        $32,105     $22,420     $20,152

Ratios to Average Net Assets:
   Expenses                                   2.4%(1)         2.9%'D'(2)      2.3%'D'(1)     2.9%       3.1%         2.0%'D'
   Net investment income (loss)             (0.5)%          (7.0)%'D'       (1.0)%         (1.1)%     (1.1)%       (0.3)%'D'

Portfolio turnover rate                        85%             85%             54%           101%       166%         170%
-------------------------------------------------------------------------------------------------------------------------

*      Commencement of operations for class Y shares.
**     Commencement of operations for class C shares.
***    Past performance is not predictive of future performance.
'D'    Annualized
'DD'   Not annualized
(1) for the year ended October 31, 1998, and for the period ended October 31, 1997, the Advisor has waived part of its fees. If such fees were not waived, the net investment loss would have been $(0.08) and $(0.18), respectively and the expense ratio would have been 2.4%'D' and 2.8%'D', respectively. In addition, for the year ended october 31, 1998, and for the period ended october 31, 1997, the Fund earned credits from the custodian, which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would be 2.3% and 2.3%, respectively.

(2) For the period from March 2, 1998 to October 31, 1998, the Fund earned credits from the custodian, which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would be 2.8%'D'.

USEFUL SHAREHOLDER INFORMATION

How to Obtain Our Shareholder Reports


We will send you copies of our Annual and Semi-annual Reports on a regular basis once you become a shareholder. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. It also contains audited financial statements by the Funds' independent accountants.


How to Obtain Our Statement of Additional Information

The Statement of Additional Information (SAI), which is referenced in this prospectus is available to you without charge from us. You may visit the SEC's Internet Website (http://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You also may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 1-800-SEC-0330.


How to Reach First Eagle Funds


You can send all requests for information or transactions to:


        First Eagle Funds
        P.O. Box 182497
        Columbus, OH 43218-2497


You can contact us by telephone at (800) 451-3623.

You can also reach us for any reason by visiting our website at:
http://www.firsteaglefunds.com

Distributor                           Investment Adviser
Arnhold and S. Bleichroeder, Inc.     Arnhold and S. Bleichroeder Advisers, Inc.
1345 Avenue of the Americas           1345 Avenue of the Americas
New York, NY 10105                    New York, NY 10105


Investment Company Act File Number: 811-04935

                               FIRST EAGLE FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 1999



     FIRST EAGLE FUNDS (the 'Trust') is a registered investment company, a 'mutual fund,' that offers investors two investment alternatives, First Eagle Fund of America and First Eagle International Fund.



     The Trust's, the Adviser's and the Distributor's address is 1345 Avenue of the Americas, New York, New York 10105. The Trust's telephone number is (212) 698-3000 or (888) 482-5667.


     FIRST EAGLE FUND OF AMERICA is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. First Eagle Fund of America will seek to achieve its objective by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally at least 65% of First Eagle Fund of America's assets will be invested in domestic securities.

     FIRST EAGLE INTERNATIONAL FUND is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. First Eagle International Fund will seek to achieve its objective by investing primarily in foreign stocks and to a lesser extent in debt and domestic equity securities. Normally at least 65% of First Eagle International Fund's assets will be invested in foreign securities, in at least three different countries.

     Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser') invests the assets of First Eagle Fund of America and First Eagle International Fund (collectively, the 'Funds' and individually, a 'Fund') in securities of companies that appear to be undervalued relative to their overall financial and managerial strength. The Adviser's investment strategy is to invest in securities with 'intrinsic values' which are not generally recognized by the market. There can be no assurance that the Funds' objectives will be achieved.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus, dated March 1, 1999, a copy of which may be obtained from the Trust's Transfer and Dividend Disbursing Agent, BISYS Fund Services Inc., by writing to P.O. Box 182497, Columbus, OH 43218-2497, or by telephoning (800) 451-3623.

     All documents incorporated by reference herein have been previously filed with other shareholder reports which are available, without charge, upon request at (800) 451-3623.


                            ------------------------

                                           TABLE OF CONTENTS                                                PAGE
                                           -----------------                                                ----

Organization and History...............................................................................        2
Additional Investment Information......................................................................        2
Investment Restrictions................................................................................       11
Trustees, Officers, and Principal Stockholders.........................................................       13
Adviser................................................................................................       16
Distributor............................................................................................       17
Portfolio Transactions and Brokerage...................................................................       17
Net Asset Value........................................................................................       20
Stockholder Investment Account.........................................................................       20
Redemptions............................................................................................       21
Tax Treatment of Certain Transactions..................................................................       24
Performance Information................................................................................       26
Custodian, Transfer and Dividend Disbursing Agent and Independent Auditors.............................       26
First Eagle Fund of America Investment Portfolio.......................................................      F-1
First Eagle International Fund Investment Portfolio....................................................      F-5
Financial Statements...................................................................................      F-7

                            ORGANIZATION AND HISTORY


     First Eagle Fund of America was initially incorporated in Maryland on December 11, 1986. First Eagle International Fund was initially incorporated in Maryland on October 7, 1993. The Trust was organized as a business trust under the laws of the State of Delaware on December 24, 1997. The Board of Trustees of the Trust approved changing the name of the Trust name from 'First Eagle Trust' to 'First Eagle Funds' on February 23, 1999. The Trust may have multiple series and classes of shares. First Eagle Fund of America and First Eagle International Fund were reorganized and converted into separate Series of the Trust on February 27, 1998.


                       ADDITIONAL INVESTMENT INFORMATION

     First Eagle Fund of America is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. It seeks to achieve its objective by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities.

     First Eagle Fund of America may purchase call and put options and sell covered call and covered put options on equity or debt securities and on stock indices, and, solely for bona fide hedging purposes, acquire positions in futures contracts and related options traded on a commodities exchange or board of trade. First Eagle Fund of America may under certain circumstances invest in securities issued by other investment companies. If First Eagle Fund of America invests in such securities, investors may be subject to duplicate investment management or distribution fees.

     First Eagle International Fund is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. It seeks to achieve its objective by investing primarily in foreign stocks and to a lesser extent in debt and domestic equity securities.

     First Eagle International Fund offers investors access to a geographically diverse portfolio, professional research and analysis of issuers and worldwide markets, and the ability to invest in foreign securities without having to make individual arrangements for brokers, safekeeping of securities and foreign currency dealings. First Eagle International Fund invests globally wherever the greatest opportunities exist in a variety of markets, including Europe, Latin America, the Pacific Basin and to a lesser extent the United States.

     The Adviser invests the assets of the Funds in securities of companies that appear to be undervalued relative to their overall financial and managerial strength. The Adviser's investment strategy is to invest in securities with 'intrinsic values' which are not generally recognized by the market. As non-diversified mutual funds, the Funds may have a greater investment concentration in some securities than a diversified mutual fund. There can be no assurance that the Funds' objectives will be achieved.

                               FOREIGN SECURITIES

     The Funds may invest in foreign securities issued by companies of any nation regardless of its level of development. The risks involved in investing in foreign securities include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. Additionally, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Settlement of securities traded on foreign markets often takes longer than on U.S. markets. In some foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments in those countries. To attempt to limit the risks of investing in foreign securities, the Fund may use hedging techniques. In the event of a default of any foreign debt obligation, it may be more difficult to obtain or enforce a judgment against the issuers of those securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Foreign currency is also subject to similar risks. Foreign securities and currencies will be held by the Funds custodian, an 'eligible foreign custodian' or a 'qualified U.S. bank,' as those terms are defined in the Investment Company Act of 1940 as amended (the 'Investment Company Act') and the rules and regulations thereunder.



                                DEBT SECURITIES



     The Funds may invest in debt securities without regard to credit ratings. Investing in debt securities involves other risks including interest rate and credit risks. Interest rate risk is the risk that a rise in interest rates will cause the value of the debt securities to go down. Credit rate risk is the risk that the issuer of a debt security will not be able to make principal and interest rate payments.


                             HIGH YIELD SECURITIES

     Changes in the economy and interest rates affect high-yield securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers will likely experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, such Fund may incur additional expenses in seeking recovery of its investment. Additionally, periods of economic uncertainty and changes can result in increased volatility of market prices of high yield bonds. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and are more volatile than securities which pay interest periodically and in cash. If the Funds invest in zero coupon or pay-in-kind securities, they will be subject to special tax considerations related to those securities. The Funds will have to report the interest on those securities as income even though they receive no interest until the security's maturity or payment date. Each Fund has no current intention of investing more than 5% of its net assets in high yield bonds.

                              OPTIONS TRANSACTIONS

     The Adviser believes that certain transactions in options on securities and on stock indices may be useful in limiting a Fund's investment risk and augmenting its investment return. The Adviser expects, however, the amount of a Fund's assets that will be involved in options transactions to be small relative to that Fund's assets. Accordingly, it is expected that only a relatively small portion of a Fund's investment return will be attributable to transactions in options on securities and on stock indices. The Funds may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

     A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

     A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

     One purpose of purchasing call options is to hedge against an increase in the price of securities that a Fund ultimately intends to buy. Hedge protection is provided during the life of the call because that Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when that Fund has purchased a call option on the underlying instrument, that option may result in a loss.

     Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that a Fund and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund's ability to purchase or sell options on particular securities and on stock indices.

                             COVERED OPTION WRITING

     A Fund may write 'covered' call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by that Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its Custodian.

     A put option is 'covered' if a Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its Custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its Custodian.

     One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

     Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option, or a moderate increase in the value of securities a Fund intends to purchase in the case of a put option. If a covered option written by a Fund expires unexercised, that Fund will realize income equal to the amount of the premium it received for the option.

     If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, that Fund may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This 'opportunity cost' may be partially or wholly offset by the premium received for the covered call written by that Fund.

                            OPTIONS ON STOCK INDICES

     A Fund will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When a Fund writes a call option on a broadly based stock market index, that Fund will segregate or put into escrow with its Custodian any combination of cash, cash equivalents or 'qualified securities' with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A 'qualified security' is an equity security which is listed on a securities exchange or on the NASDAQ against which a Fund has not written a call option and which has not been hedged by the sale of stock index futures.

     Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to that Fund.

     If a Fund is assigned an exercise notice on a call it has written, that Fund would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When a Fund has written a call, there is also a risk that the market may decline between the time that Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where such Fund would be able to deliver the underlying securities in settlement, such Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is 'covered' by an index call held by such Fund with the same strike price, such Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date such Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

                               FUTURES CONTRACTS

     An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date. Similarly, a currency futures contract calls for the purchase or sale of a fixed amount of a specific currency at a set price for delivery on a future date. Unlike interest rate and currency futures contracts, a stock index futures contract does not contemplate the purchase or delivery of the underlying financial instrument (interest rate and stock index futures contracts are collectively herein referred to as 'financial futures contracts'). Instead, one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract.

     A Fund is required initially to deposit in a special custody account or with the futures commission merchant margin in an amount of cash or U.S. Treasury bills equal to a percentage of the contract amount. Initial margin in futures transactions is in the nature of a good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been met. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as 'marking to market.' At any time prior to expiration of the futures contract, a Fund may elect to close a position by taking an offsetting position which will terminate that Fund's position in the futures contract. Although interest rate futures and currency futures contracts (other than those relating to Eurodollar time deposits) generally provide for delivery and acceptance of the underlying financial instrument, the Funds expect most financial or currency futures contracts to be terminated by offsetting transactions.

     An option on a financial or currency futures contract gives the purchaser the right, but not the obligation, to assume a position in a financial or currency futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).

               HEDGING WITH FUTURES CONTRACTS AND RELATED OPTIONS

     A Fund may acquire futures and related options for 'bona fide hedging' within the meaning and intent of the Commodity Exchange Act and Regulations promulgated thereunder by the Commodity Futures Trading Commission. A Fund may also acquire futures and related options for other than bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such positions are in an amount not exceeding 5% of the liquidation value of that Fund's portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. When options are in-the-money at the time of purchase, the in-the-money amount will be excluded from the computation of such 5% limitation.

     A Fund may purchase an interest rate futures contract as a hedge against an anticipated decline in interest rates and a resulting increase in the market price of debt securities it intends to acquire. A Fund may sell an interest rate futures contract as a hedge against an anticipated increase in interest rates and a resulting decline in the market price of debt securities it owns. A Fund may purchase a currency futures contract to hedge against anticipated increases in the value of currency it intends to acquire for prospective securities purchases relative to the value of currency it is holding. A Fund may also sell a currency futures contract in anticipation of a decrease in the value of currency it is holding or in anticipation of the sale of a portfolio security. A Fund may purchase a stock index futures contract as a hedge against an anticipated general market or market sector advance which may increase the market price of equity securities it intends to buy. A Fund may sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of its portfolio of equity securities.

     A Fund may use options on financial and currency futures contracts in connection with its hedging strategies in lieu of purchasing or selling financial and currency futures contracts. To hedge against a possible decrease in the value of equity or debt securities or currency held in its portfolio, a Fund may purchase put options and write call options on stock index, interest rate or currency futures contracts, respectively. Similarly, in anticipation of an increase in the prices of equity or debt securities or currency it intends to purchase, a Fund may purchase call options or write put options on stock index or interest rate or currency futures contracts, respectively.

         RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     While the Funds use financial and currency futures and related options as hedging devices, there are risks that the gains or losses in hedging devices will not be offset by losses or gains in the hedged securities. One risk arises because of imperfect correlation in the movement of prices of financial and currency futures contracts and related options and the securities or currency subject to the hedge. In the case of stock index futures and related options, the risk of imperfect correlation increases as the composition of a Fund's portfolio of equity securities diverges from the securities included in the applicable stock index. In the case of interest rate or currency futures contracts and related options, the risk of imperfect correlation presents the possibility that a correct forecast of interest or exchange rate trends by the Adviser may still not result in a successful hedging transaction. If the price of a financial or currency futures contract or related option moves more than the price of the hedged financial instrument, a Fund may experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the hedged instrument.

     Successful use of financial futures contracts and related options is subject to the Adviser's ability to predict correctly movements in the direction of the market. Similarly, successful use of currency futures and related options depends, in part, on the Adviser's ability to predict changes in exchange rates. Commodities exchanges and boards of trade have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that a Fund and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund's ability to purchase or sell options on futures contracts.

                    OVER-THE-COUNTER DERIVATIVE TRANSACTIONS

     A Fund may invest in options, futures and swaps and related products which are often referred to as 'derivatives.' Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

     A Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them and an index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with 'caps,' 'floors' or 'collars.' A 'cap' is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A 'floor' is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A 'collar' is essentially a combination of a long cap and a short floor where the limits are set at different levels.

     A Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with that Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, that Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

           SPECIAL RISKS OF OVER-THE-COUNTER DERIVATIVE TRANSACTIONS

     Over-the-Counter ('OTC') derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

     As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, that Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. The Funds intend to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with such Fund. There is also no assurance that a Fund will be able to liquidate an OTC derivative at any time prior to expiration.

                                   BORROWING

     A Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds. A Fund also may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. Any borrowings by a Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of that Fund's assets at any time should fail to meet the 300% asset coverage described above, that Fund, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action.

                              ILLIQUID SECURITIES

     Each Fund may invest up to 15% of its net assets in securities which are considered to be illiquid, such as those subject to legal or contractual restrictions on resale ('Restricted Securities') including securities that cannot be sold unless registered under the Securities Act of 1933, as amended (the 'Securities Act'), and securities which are not readily marketable, such as repurchase agreements maturing in more than seven days. Generally, Restricted Securities cannot be sold without the expense and time required to register the securities under the Securities Act. Certain Restricted Securities may be sold to institutional investors without registration pursuant to rules under the Securities Act. The institutional trading market is relatively new and provides liquidity for some Restricted Securities. Restricted Securities for which no adequate trading market exists may be deemed illiquid securities. The Funds currently do not invest in real estate which is considered to be an illiquid investment.

                                    WARRANTS

     Each Fund may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

                             REPURCHASE AGREEMENTS

     A Fund may purchase securities and concurrently enter into 'repurchase agreements.' A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. Each Fund intends to invest no more than 5% of its net assets in repurchase agreements. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

                         REVERSE REPURCHASE AGREEMENTS

     A reverse repurchase agreement involves the sale of a debt security owned by a Fund coupled with an agreement by that Fund to repurchase the instrument at a stated price, date and interest payment. A

Fund will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When a Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

     A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by a Fund and, therefore, may be subject to the same risks involved in any borrowing. A Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. Each Fund does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

                             LENDING OF SECURITIES

     A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its net assets and provided that such loans are callable at any time by that Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. A Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act. Each Fund intends to invest no more than 5% of the value of its net assets to portfolio loans. The advantage of portfolio lending is that a Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations.

     As voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on its investment in the securities which are subject to the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     From time to time, in the ordinary course of business, a Fund may purchase securities on a when-issued or delayed delivery basis -- i.e., delivery and payment can take place a month or more after the date of the transaction. The purchase price, or the interest rate payable on debt securities, is fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest or dividend accrues to such Fund until delivery and payment take place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, designate liquid securities for completing the transactions and thereafter reflect the value of such securities in determining its net asset value each day. Each Fund currently intends to invest no more than 5% of the value of its net assets in such transactions.

                             ARBITRAGE TRANSACTIONS

     A Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. A Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that such Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. A Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. Each Fund currently intends to invest no more than 5% of the value of its net assets in such transactions.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A 'majority of a Fund's outstanding voting securities,' when used in this Statement of Additional Information, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by a proxy or (ii) more than 50% of the outstanding shares.

     Neither First Eagle Fund of America nor First Eagle International Fund may:

          1. Change its sub-classification under the Investment Company Act of 1940 from non-diversified to diversified.

          2. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding 33 1/3% of the Fund's net assets. The purchase or sale of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor investment in over-the-counter derivative transactions or the purchase or sale of options on futures contracts on an exchange are deemed to be the issuance of a senior security.

          3. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          4. Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 15% of the Fund's net assets) and (ii) loans of portfolio securities.

          5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts.

          6. Invest more than 25% of its assets in the securities of issuers engaged in specific industries or industry groups.

          7. Buy or sell commodities or commodity contracts except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.

     The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees after giving the shareholders at least 30 days prior notice of the change.

     Neither First Eagle Fund of America nor First Eagle International Fund may:

          8. With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities.

          9. Purchase securities of any other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law.

          10. Pledge, mortgage or hypothecate its assets in an amount exceeding 33 1/3% of its total assets.

          11. Invest in securities of any issuer if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or trustees who own more than 1/2 of 1% of such issuer's securities own in the aggregate more than 5% of the outstanding securities of such issuer.

          12. Purchase securities of any issuer if, as to 75% of the assets of the Fund at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

     In connection with offering the shares of First Eagle Fund of America and First Eagle International Fund (the 'Funds') in Japan, each of the Funds have agreed to comply with the following additional investment restrictions:

          13. The assets of the Fund will not be used for short sales of securities.

          14. Borrowing is prohibited if such will result in an aggregate amount of borrowing outstanding in excess of 10% of the total assets of the Fund, but in the case of a merger, amalgamation or the like, this 10% may be temporarily exceeded.

          15. More than 10% of the assets of the Fund must not be invested in the shares of stock of any one issuer.

          16. More than 10% of the total issued and outstanding shares of stock of any one company will not be acquired. If several funds are managed by the same management company, the funds as a group will not acquire more than 15% of the issued and outstanding shares of stock of any one company.

          17. More than 10% of the assets of the Fund will not be invested in other investment fund securities, but this rule does not prevent the Fund from holding other investment fund securities temporarily as a result of a merger, amalgamation or the like.

          18. More than 10% of the assets of the Fund will not be invested in shares of stock privately placed, mortgage securities or unlisted shares of stock, which cannot be readily realized.

          19. The assets dominated in yen will be less than 50% of the assets of the Fund.

          20. More than 50% of the assets of the Fund will be those instruments which are defined as 'securities' under the Securities and Exchange Law of Japan.

          21. Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, employees or major shareholders (meaning a shareholder who holds shares on his own account, whether in his own or in another's name (as well as a nominee's name)) unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

                 TRUSTEES, OFFICERS AND PRINCIPAL STOCKHOLDERS

     Pertinent information concerning the trustees and officers of the Trust is set forth below. Some of the Trust's trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not 'interested persons' of the Trust as that term is defined in the Investment Company Act.

                                            POSITION WITH                      PRINCIPAL OCCUPATION
         NAME AND ADDRESS(1)                  THE TRUST                        DURING PAST 5 YEARS
         -------------------                --------------                     -------------------

*John P. Arnhold.....................  Trustee and              Co-President and Director, Arnhold and S.
                                       Co-President             Bleichroeder, Inc.; President and Director,
                                                                Arnhold and S. Bleichroeder Advisers, Inc.;
                                                                Director, Aquila International Fund Ltd.;
                                                                President, WorldVest, Inc. and Arnhold and S.
                                                                Bleichroeder UK Ltd.
Candace K. Beinecke .................  Trustee                  Partner, Hughes Hubbard & Reed; Director, Jacob's
One Battery Park Plaza                                          Pillow Dance Festival, Inc., Historic Preservation
New York, NY 10004                                              Projects, Inc. and Merce Cunningham Dance
                                                                Foundation, Inc.
Edwin J. Ehrlich ....................  Trustee                  President, Ehrlich Capital Management; Director,
2976 Lonni Lane                                                 Pension Funds -- ITT Corp.; Advisory Board Member,
Merrick, NY 11566                                               Emerging World Investors Limited
K. Georg Gabriel ....................  Trustee                  Senior Advisor, Strategic Investment Partners,
2401 Tracy Place, N.W.                                          Inc.; Member, Investment Committee, Eugene and
Washington, D.C. 20008                                          Agnes Meyer Foundation
Robert J. Gellert ...................  Trustee                  Manager and Director, United Continental
122 East 42nd Street,                                           Corporation; General Partner, Windcrest Partners;
34th Floor                                                      Trustee and Treasurer, Music Conservatory of
New York, NY 10168                                              Westchester
*Michael M. Kellen...................  Trustee and Vice         Director and Senior Vice President, Arnhold and S.
                                       Chairman of the Board    Bleichroeder, Inc.
William M. Kelly ....................  Trustee                  Senior Associate and Manager, Lingold Associates;
40 Wall Street                                                  Independent General Partner, ML Venture Partners
Suite 4201                                                      II, L.P.; Trustee New York Foundation; Treasurer
New York, NY 10005                                              and Trustee, Black Rock Forest Consortium


                                                  (table continued on next page)

(table continued from previous page)

                                            POSITION WITH                      PRINCIPAL OCCUPATION
         NAME AND ADDRESS(1)                  THE TRUST                        DURING PAST 5 YEARS
         -------------------                -------------                      -------------------

*Stanford S. Warshawsky..............  Trustee and Chairman     Director, Arnhold and S. Bleichroeder Advisers,
                                       of the Board             Inc.; Secretary and Director, Arnhold and S.
                                                                Bleichroeder, Inc.; Chairman of the Board and
                                                                Director, Arnhold and S. Bleichroeder UK Ltd.; and
                                                                Director, German-American Chamber of Commerce
Harold J. Levy.......................  Co-President             Portfolio Manager, Arnhold and S. Bleichroeder
                                                                Advisers, Inc.; Principal, Iridian Asset
                                                                Management L.L.C.; Senior Vice President until
                                                                1996, Arnhold and S. Bleichroeder, Inc.; Director
                                                                since 1993, American Buildings Company
David L. Cohen.......................  Senior Vice President    Portfolio Manager, Arnhold and S. Bleichroeder
                                                                Advisers, Inc.; Principal, Iridian Asset
                                                                Management L.L.C.; Senior Vice President until
                                                                1996, Arnhold and S. Bleichroeder, Inc.
Arthur F. Lerner.....................  Senior Vice President    Portfolio Manager, Arnhold and S. Bleichroeder
                                                                Advisers, Inc.; Senior Vice President, Arnhold and
                                                                S. Bleichroeder, Inc.
Robert Miller........................  Treasurer                Vice President, Secretary and Treasurer, Arnhold
                                                                and S. Bleichroeder Advisers, Inc.; Senior Vice
                                                                President, Arnhold and S. Bleichroeder, Inc.; and
                                                                Director, Arnhold and S. Bleichroeder UK Ltd.
Robert Bruno.........................  Vice President and       Vice President, Arnhold and S. Bleichroeder, Inc.;
                                       Secretary                prior to 1997, President and Chief Operating
                                                                Officer, Coelho Associates LLC; and Senior Vice
                                                                President, Schroder Wertheim Investment Services,
                                                                Inc.
Martha B. Pierce.....................  Vice President           Vice President, Arnhold and S. Bleichroeder, Inc.
Tracy LaPointe Saltwick..............  Vice President           Senior Vice President, Arnhold and S.
                                                                Bleichroeder, Inc.
Cari Levine..........................  Assistant Treasurer      Assistant Vice President, Arnhold and S.
                                                                Bleichroeder, Inc.

                                                  (table continued on next page)

(table continued from previous page)

                                            POSITION WITH                      PRINCIPAL OCCUPATION
         NAME AND ADDRESS(1)                  THE TRUST                        DURING PAST 5 YEARS
         -------------------                --------------                     --------------------

Suzan J. Afifi.......................  Assistant Secretary      Assistant Vice President, Arnhold and S.
                                                                Bleichroeder, Inc. since 1997; prior thereto,
                                                                Managing Director, Effectinvest Bank, Vienna,
                                                                Austria

------------

* 'Interested' trustee, as defined in the Investment Company Act, by reason of his affiliation with Arnhold and S. Bleichroeder, Inc. and Arnhold and S. Bleichroeder Advisers, Inc.

(1) Unless otherwise stated, the address is: Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105.

     The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.

     Each Fund paid each of its Trustees who are not interested persons an annual retainer of $6,500 plus $750 per meeting of the Board and certain out-of-pocket expenses. The following table sets out the compensation received by each of the Trustees from First Eagle Fund of America and First Eagle International Fund for its most recently completed fiscal year ended October 31, 1998.

                                                                              COMPENSATION
                                                              --------------------------------------------
                                                              FIRST EAGLE       FIRST EAGLE
                                                                FUND OF        INTERNATIONAL
                          NOMINEE                               AMERICA             FUND            TOTAL
                          --------                            -----------      --------------      -------

John P. Arnhold*...........................................           0                 0                0
Candace K. Beinecke........................................       5,000             2,750            7,750
Edwin J. Ehrlich...........................................       2,750             6,750            9,500
K. Georg Gabriel...........................................       5,000             6,750           11,750
Robert J. Gellert..........................................       2,750             6,750            9,500
Michael M. Kellen*.........................................           0                 0                0
William M. Kelly...........................................       2,750             6,750            9,500
Stanford S. Warshawsky*....................................           0                 0                0


     Effective December 1, 1998, the Board of Trustees of the Trust approved an annual retainer for each Trustee of $8,000 plus meeting fees of $750 per Board meeting and $500 per Committee meeting. The Trust does not pay any compensation to interested Trustees (indicated above by *) nor does it provide any retirement or pension benefits for the Trustees.



     As of December 31, 1998, the Trustees and officers of First Eagle Fund of America, as a group, owned beneficially approximately 917,421.892 shares or 4.27% of the outstanding common stock of First Eagle Fund of America. The directors and officers of First Eagle International Fund, as a group, owned approximately 302,301.428 shares or 11.375% of the outstanding common stock of First Eagle International Fund.



     As of December 31, 1998, Arnhold and S. Bleichroeder, Inc. Profit Sharing Plan, 1345 Avenue of the Americas, New York, NY 10105, owned beneficially and of record approximately 11.14% of First Eagle International Fund's outstanding Class Y shares.

     Trustees and employees of the Trust, Arnhold and S. Bleichroeder, Inc. and the Adviser are permitted to engage in personal securities transactions subject to the restrictions and procedures contained in the Trust's Code of Ethics, which was approved by the Board of Trustees of the Trust and by the Board of Directors of the Adviser.

     As of December 31, 1998, the following shareholders owned 5% or more of the Funds securities:


          First Eagle Fund of America



             Class Y: Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 16.66%; Central National Gottesman, Inc., Three Manhattanville Rd., Purchase, NY 10577-2110, 5.23%; Boston Safe Deposit & Trust Co., One Cabot Road, Medford, MA 02155-5159, 5.09%.



             Class C : Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 18.47%; Mesirow Financial Inc., 350 North Clark Street, Chicago, IL 60610-4796, 15.31%.



             Class A: Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, 34.25%; Jyujiya Securities Co., Ltd., Chuo Ku, Tokyo, Japan 103-0-025, 65.75%.



          First Eagle International Fund



             Class C: Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 41.48%; Cowen Co., Financial Square, New York, NY 10005, 13.77%.


                                    ADVISER


     The Adviser, Arnhold and S. Bleichroeder Advisers, Inc., provides investment advisory services as the investment adviser of First Eagle Fund of America and First Eagle International Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the 'Advisory Agreement'), an annual advisory fee of 1.0% of the average daily net assets of each Fund. These fees, described in the Prospectus under 'Adviser -- Advisory Fees,' are accrued daily and paid monthly. Prior to February 28, 1998, Fund of America paid the Adviser a fee at the annual rate of 1.25% of average daily net assets. For the fiscal years ended October 31, 1998, 1997 and 1996, First Eagle Fund of America paid the Adviser an advisory fee of $3,520,419, $2,672,362, and $1,838,840, respectively. Prior to February 28,
1998, First Eagle International Fund paid the Adviser a fee at the annual rate of 1.50% of average daily net assets. For the year ended October 31, 1998 and for the fiscal period ended October 31, 1997 and for the fiscal year ended December 31, 1996, First Eagle International Fund paid the Adviser an advisory fee of $494,580, $452,626 and $446,932, respectively.


     On February 19, 1998, the shareholders, and on February 20, 1998, the Board of Trustees of the Trust approved an Advisory Agreement between the Trust and the Adviser effective February 27, 1998.

     The Advisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days nor less than 30 days written notice.


     Harold J. Levy has been portfolio manager of First Eagle Fund of America since its inception in April 1987, and David L. Cohen has been portfolio manager of First Eagle Fund of America since 1989. Mr. Levy and Mr. Cohen are also the principal owners of Iridian Asset Management LLC, which they formed in November 1995. Arnhold and S. Bleichroeder, Inc. owns 27.5% of Iridian. Mr. Levy began his career at Arnhold and S. Bleichroeder, Inc. in 1985, and Mr. Cohen began his career at Arnhold and S. Bleichroeder, Inc. in 1989. Currently, they are employed by the Adviser to serve as co-portfolio managers for First Eagle Fund of America.



     Arthur F. Lerner has been the portfolio manager of First Eagle International Fund since its inception in April 1994. He is a Senior Vice President of Arnhold and S. Bleichroeder, Inc. and has been with the firm since 1969.


                                  DISTRIBUTOR

     Arnhold and S. Bleichroeder, Inc. (the 'Distributor'), a registered broker-dealer, investment adviser and a member of the New York Stock Exchange and the National Association of Securities Dealers ('NASD'), serves as the Distributor of the Funds' Class Y, Class C and Class A shares.


     The Distributor receives a service fee payable monthly at the annual rate of 0.25% of the average daily net assets of all Classes of shares of the Funds, to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. The Funds pay the Distributor a Rule 12b-1 fee on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund's outstanding Class A shares and a Rule 12b-1 fee on Class C shares at the annual rate of up to 0.75% of the average daily net assets of each Fund's outstanding Class C shares. The Distributor also normally retains part of the initial sales charge as its underwriter's allowance on sales of Class A shares. Pursuant to the Distribution and Services Agreement, dated February 27, 1998, the Funds agree to indemnify the Distributor against certain liabilities under the Securities Act of 1933, as amended.



     The Fund's Rule 12b-1 Plan is a compensation plan which means that the Funds pay the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms fees for distributing the Class C and Class A shares. For the fiscal year ended October 31, 1998, First Eagle Fund of America paid the Distributor $2,993 in Rule 12b-1 fees for Class C shares and First Eagle International Fund paid the Distributor $1,396 in Rule 12b-1 fees for Class C shares.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiation of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.


     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves the Distributor acting as principal with respect to any part of a Fund's order.

     Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Trust, will not significantly affect a Fund's ability to pursue its present investment objective.

     In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than either Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

     Subject to the above considerations, the Distributor may act as a securities broker for a Fund. In order for the Distributor to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not 'interested' directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard. Brokerage transactions with the Distributor also are subject to such fiduciary standards as may be imposed by applicable law. From time to time a Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client's account to another client's account. Cross transactions are executed with written permission from a Fund. This authorization permits cross transactions only between a Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to the Distributor. The Fund will not engage in cross transactions with investment advisory clients of the Adviser or the Distributor.

     A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Distributor, the Adviser or Iridian. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

     In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation in a written agreement executed by a Fund and the Distributor. Each Fund has provided the Distributor with such authorization. Section 11(a) provides that the Distributor must furnish to each Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.


     For the years ended October 31, 1998, 1997 and 1996, First Eagle Fund of America paid total brokerage commissions of $745,444, $453,073 and $438,434, respectively, of which $128,836, $26,580 and $77,996, respectively, were paid to the Distributor. For the year ended October 31, 1998, brokerage commissions paid to the Distributor constituted 17% of the total brokerage commissions paid by First Eagle Fund of America, and represented 17% of the aggregate dollar amount of its portfolio transactions involving the payment of commissions. Of the total brokerage commissions paid during the fiscal year ended October 31, 1998, $601,817 (or 81%) were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



     For the year ended October 31, 1998 and the fiscal period ended October 31, 1997 and for the fiscal year ended December 31, 1996, First Eagle International Fund paid total brokerage commissions of $142,365, $53,846 and $88,098, respectively, of which $16,221, $7,709 and $31,964, respectively, were paid to the Distributor. For the fiscal year ended October 31, 1998, brokerage commissions paid to the Distributor constituted 11% of the total brokerage commissions paid by First Eagle International Fund, and represented 14% of the aggregate dollar amount of its portfolio transactions involving the payment of commissions. Of the total brokerage commissions paid during the fiscal year ended October 31, 1998, $126,144 (or 89%) were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



     The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases and sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. The portfolio turnover rates for First Eagle Fund of America were 83%, 98% and 93% respectively, in the fiscal years ended October 31, 1998, 1997 and 1996. The portfolio turnover rates for First Eagle International Fund were 85%, 54% and 101%, respectively, in the fiscal year ended October 31, 1998, and for the fiscal period ended October 31, 1997 and the fiscal year ended December 31, 1996. Higher portfolio turnover rates are likely to result in higher brokerage commissions and higher levels of realized capital gains than lower portfolio turnover rates.

                                NET ASSET VALUE

     The net asset value per share is the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of shares outstanding. Each Fund shall compute the net asset value of its shares as of 15 minutes after the close of trading on the floor of the New York Stock Exchange, which is normally 4:00 p.m., New York time, on each day the New York Stock Exchange is open for business. The net asset value will not be computed on days on which no orders to purchase, sell or redeem a Fund's shares have been received or on days on which changes in the value of the Fund's portfolio securities do not affect net asset value. The net asset value per share will not be determined on such federal and non-federal holidays as are observed by the New York Stock Exchange.

     Any security for which the primary market is on a U.S. exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Pricing based on market transactions in comparable securities and various relationships between securities is known as 'matrix' pricing. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Trustees determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Trust's Board of Trustees. The Board of Trustees may use a pricing service to value the Funds' holdings of illiquid securities, if any.

                         STOCKHOLDER INVESTMENT ACCOUNT

     Investments in the Funds may be made on each day the New York Stock Exchange is open for business (a 'Business Day'). Shares are purchased at the net asset value per share next determined after receipt of an order by or on behalf of the Funds with complete information and meeting all the requirements discussed in the Prospectus and this Statement of Additional Information. The Funds may reject any purchase order for shares. Purchase orders which are not received in good order or paid for in a timely manner will not be accepted by the Funds and will be returned. The Trust reserves the right to suspend the sale of shares of the Funds to the public at any time in response to unusual or adverse conditions in the securities markets or otherwise.

     Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by the Distributor, Arnhold and S. Bleichroeder, Inc., of an order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value and received by the Distributor prior to the close of that day will be confirmed at a price based on the net asset value on that day ('trade day'). Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. Whenever a transaction takes place in the account, the stockholder will be mailed a statement showing the transaction and the status of the account. Additionally, the Transfer Agent will mail each stockholder of record a quarterly statement of the stockholder's account. Certain financial institutions maintain omnibus Accounts with the Transfer Agent, and, in such cases, the investor's records are maintained by that financial institution.

     For the convenience of investors, all dividends and distributions of each Fund are automatically reinvested in full and fractional shares of that Fund at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than ten full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be automatically reinvested. Any stockholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution by returning the check or the proceeds to the Transfer Agent. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

                                  REDEMPTIONS

     Shares of the Funds can be redeemed for cash at the next determined net asset value. Class C shares redeemed within the first year after purchase are subject to a contingent deferred sales charge of 1 1/4%. If shares are held in non-certificate form, a written request for redemption signed by the stockholder(s) exactly as the account is registered is required unless the telephone redemption privilege has been established. If certificates are held by the stockholder(s), the certificates, signed in the name(s) shown on the face of the certificates, must be returned to be redeemed. The certificates may be signed either on their reverse side or on a separate stock power. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Funds' Transfer Agent must be submitted before such request will be accepted.

     The redemption price is the net asset value per share next determined after the request for redemption is received in good order by the Funds' Transfer Agent. Shares purchased by check or the Automatic Investment Plan will not be allowed until the purchase payment has cleared, which may take ten Business Days. Signature(s) on redemption requests, certificates or stock powers must be guaranteed by a commercial bank, trust company, credit union, savings association or qualified broker or dealer that is a member of the Signature Guarantee Medallion Program. The Funds may change the signature guarantee requirements from time to time.

     Payment instructions may be given to the Funds either on the account application, Telephone Purchase and Redemption Form or in a letter to the Funds which is signature guaranteed for all redemptions of $5,000 or more. If you do not provide payment instructions for the proceeds of a redemption, a check will be sent to the address of record.

                              REDEMPTION PAYMENTS

     Payment for shares presented for redemption will ordinarily be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in proper order. Payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange (the 'Exchange') is closed for other than customary weekends and holidays, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by either Fund of its securities is not reasonably practicable or it is not reasonably practicable to determine the Funds' net asset value or
(d) during any other period when the Commission, by order, so permits, provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

                            DISTRIBUTIONS AND TAXES


     Each Fund expects to declare an annual dividend of net investment income and an annual distribution of capital gains, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the 'Internal Revenue Code'), and in all events in a manner consistent with the provisions of the Investment Company Act of 1940. Dividends and distributions will be paid in additional shares based on the net asset value at the close of business on the record date, or such other date as the Board of Trustees may determine, unless the stockholder elects in writing not less than five full Business Days prior to the record date to receive such distributions in cash. The Funds will notify stockholders annually as to both the dollar amount and the taxable status of that year's dividends and distributions. Because Class C Shares incur 12b-1 fees, dividends on Class Y Shares will be higher than dividends on Class C Shares.



     Each of the Funds will be treated as a separate corporation for purposes of the Internal Revenue Code (except for purposes of the definitional requirements for regulated investment companies under Internal Revenue Code Section 851(a). By paying dividends representing its investment company taxable income within the time periods specified in the Internal Revenue Code and by meeting certain other requirements, the Funds intend to qualify as regulated investment companies under the Internal Revenue Code. If as expected each Fund will distribute annually its entire investment company taxable income and net capital gains, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If a Fund were to fail to distribute all its income and gains, it could be subject to income tax and, in certain circumstances, a 4% excise tax.


     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, consist of certain types of qualifying income (the '90% test'); and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities and securities of other regulated investment companies). Qualifying income for purposes of the 90% test consists of income derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, gains on the sale or exchange of foreign currencies and other income (including gains from options, futures, or forward contracts) derived from the business of investing in securities or currencies.

     Each Fund intends to qualify as a regulated investment company for federal income tax purposes so long as, in management's view, such qualification is in the shareholders' interest. Each Fund intends to distribute all of its net investment income and net capital gains so as to be relieved of corporate federal taxes. Dividends from net investment income and distributions from net short-term capital gains are taxable to shareholders as ordinary income. For noncorporate taxpayers, regardless of how long they have held a Fund's shares, distributions of gains realized upon the sale of capital assets held more than 12 months ('long-term capital gains distributions') are subject to a maximum tax rate of 20% (10% for individuals in the 15% tax bracket). Any loss realized by a shareholder upon the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital distributions gain held for more than one year during such six-month period.



     You should receive by January 31 of each year, a statement showing the tax status of your distributions for the prior year and the proceeds of your redemptions (including exchanges), if any. When you sell your Fund shares, their tax basis is the total of your cash investments plus distributions that have been reinvested, less any return of capital distributions. To assist you in determining your tax basis of your Fund shares, please keep your year-end account statements with your other tax records.



     Depending on the composition of the Fund's income, all or a portion of the dividends paid by First Eagle Fund of America from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders (the 'dividends received deduction'). In general, dividend income distributed by First Eagle Fund of America to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that
(1) First Eagle Fund of America's income consists of dividends paid by U.S. corporations; and (2) First Eagle Fund of America would have been entitled to the dividends received deduction with respect to such dividend income if First Eagle Fund of America was not a regulated investment company. The dividends received deduction may be further reduced if First Eagle Fund of America shares held by qualifying corporate shareholders with respect to such dividends received are treated as debt financed or are deemed to have been held for less than 46 days within a period beginning 45 days before and ending 45 days after such ex-dividend date on common stock. A dividends received deduction for dividends on preferred stock will be disallowed if the stock is held by First Eagle Fund of America less than 91 days within a period beginning 90 days before and ending 90 days after the ex-dividend date on the preferred stock held by the Fund. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding First Eagle Fund of America shares.



     Dividends and interest received by a Fund on foreign securities as well as capital gains realized upon the sale of such securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such foreign taxes incurred by a Fund. Foreign taxes paid by a Fund will reduce its dividends. If more than 50% of the value of a Fund's total assets at the end of each quarter of any fiscal year consists of stock or other securities of foreign corporations, such Fund may elect to treat certain foreign taxes paid by it, including withholding taxes, as paid by its shareholders. If a Fund makes this election, the amount of foreign taxes paid by such Fund will be included in its shareholders' pro rata share of such Fund's income (in addition to taxable distributions actually received by them), and the shareholders would be entitled
(a) to credit their share of such taxes against their U.S. federal income taxes (subject to generally applicable limitations), or (b) if they itemize their deductions, to deduct their share of such taxes from their gross income.

     Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be subject to tax on the distribution when it is received even though with respect to them the distribution represents in effect a return of a portion of their purchase price. Any loss realized on a sale or exchange of Fund shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before the shares are sold or exchanged. If disallowed, the loss will be reflected as an adjustment to the basis of the share acquired.



     Individuals and certain other non-exempt payees will be subject to a 31% backup Federal withholding tax on taxable distributions from a Fund, as well as on the gross proceeds of redemptions of a Fund, if such Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies a Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.



     A shareholder who is a nonresident alien or foreign entity generally will not be subject to federal income tax on distributions attributable to long-term capital gains, or on any capital gain realized on a redemption of shares, provided that (i) such gains are not effectively connected with the conduct by the shareholder of a trade or business in the United States, (ii) in the case of an individual, the shareholder is not physically present in the United States for 183 days or more during the taxable year and (iii) the shareholder has furnished an IRS Form W-8 with the required certifications regarding the shareholder's foreign status under the Internal Revenue Code. Other distributions may be subject to U.S. tax. In particular, dividend distributions attributable to a Fund's ordinary income or short-term capital gain which are not effectively connected with a trade or business in the United States will generally be subject to a 30% U.S. withholding tax under the existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of U.S. tax.


     In addition to the federal income tax consequences described above relating to an investment in a Fund, there may be other federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment of their specific situations.

                     TAX TREATMENT OF CERTAIN TRANSACTIONS


     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. In addition and absent any election made by a Fund to accrue market discount daily, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code. Finally, all or a portion of the gain realized from engaging in 'conversion transactions' may be treated as ordinary income under Section 1258 of the Internal Revenue Code. 'Conversion transactions' are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future, where substantially all of the expected return is attributable to the time value of the investment. In addition, a 'short against the box' and other constructive sales of appreciated financial positions will give rise to gain as if there were an actual sale.

     If a Fund enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and (ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. The federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into a Fund will be as follows: Gain or loss from a closing transaction with respect to options written by such Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that a Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. Whether, in the case of individual shareholders, distributions of such gain or loss is subject to the captial gain rate 20% maximum (10% for individuals in the 15% tax bracket), the ordinary income tax rate (39.6% maximum) depends upon whether or not the affected option has been held for more than 12 months. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security is held for less than one year or the underlying stock or security is acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.

     Any regulated futures contract or listed non-equity option held by a Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of such Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. A Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Internal Revenue Code.

     A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect the Fund's ability to distribute adequate income to qualify as a regulated investment company.


     Treasury Regulations issued under Section 1092 of the Internal Revenue Code provides for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the current recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.



     If a Fund purchases the stock of passive foreign investment companies ('PFICs'), such Fund will be subject to tax under one of three regimes. Under the default regime, gain on the sale of PFIC stock and certain 'excess distributions' are treated as ordinary income and subject to an interest charge. If the PFIC provides certain information and such Fund makes an election, it may elect to include its pro rata share of the PFIC's capital gains and ordinary income currently even if not distributed. For taxable years beginning after December 31, 1997, a Fund may mark to market its PFIC shares if it is eligible to do so and elects to do so. Any resulting gain will be ordinary income and losses will be ordinary losses to the extent or prior ordinary income.

     The foregoing discussion is intended only as a brief discussion of the federal income tax consequences of an investment in shares of a Fund and the tax treatment of certain Fund transactions. Distributions may also be subject to state, local or foreign taxes. Stockholders are urged to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes.

                            PERFORMANCE INFORMATION

     Each Fund may advertise its performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as such Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1 + T)'pp'n = ERV



   P  =    A hypothetical initial payment of $1,000
   T  =    Average annual total return
   n  =    Number of years
 ERV  =    Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1,
           5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

     The calculation (i) assumes all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the period, (ii) includes all recurring fees that are charged to all shareholder accounts, (iii) assumes complete redemption at the end of the 1, 5 or 10 year periods to determine the ending redeemable value, and (iv) does not take into account any federal or state income taxes that may be payable upon redemption.

     Each Fund may also advertise aggregate total return, which represents the cumulative change in the value of a hypothetical initial investment of $1,000 in such Fund assuming a constant rate of performance over a stated period of time. Aggregate total return is computed according to the following formula:

                                      ERV-P
                                    -------
                                       P



 Where: P  =    A hypothetical initial payment of $1,000
      ERV  =    Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                            AND INDEPENDENT AUDITORS

     The Bank of New York serves as Custodian for the Funds' assets. BISYS Fund Services, Inc. serves as Transfer Agent and dividend disbursing agent. In those capacities, both The Bank of New York and BISYS Fund Services, Inc. maintain certain financial and accounting books and records pursuant to agreements with the Trust.


     KPMG LLP, 757 Third Avenue, New York, NY 10017 serves as the Trust's independent auditors and in that capacity audits and reports on the Trust's annual financial statements and financial highlights.

                          FIRST EAGLE FUND OF AMERICA
                              INVESTMENT PORTFOLIO
                                October 31, 1998

                                                                   MARKET
 SHARES                                              COST          VALUE
----------------------------------------------------------------------------
COMMON STOCK (80.33%)
AEROSPACE/DEFENSE (9.01%)
  32,800    Alliant Techsystems Inc.*            $  1,069,759   $  2,296,000
 217,200    General Dynamics Corp.                  7,628,732     12,855,525
 320,000    Gulfstream Aerospace Corp.*            11,194,806     14,160,000
 317,500    Loral Space and Communications Ltd.*    4,477,564      6,012,656
                                                 ------------   ------------
                                                   24,370,861     35,324,181
BANKING/FINANCIAL (12.80%)
 350,780    BankBoston Corp.                       11,549,121     12,913,089
 264,300    CIT Group Cl. A                         7,679,521      7,218,694
 286,500    Finova Group Inc.                       7,333,669     13,966,875
 109,200    Golden State Bancorp Inc.*              3,026,348      2,095,275
 143,900    Greenpoint Financial Corp.              4,738,906      4,721,719
 141,700    Household International Inc.            4,830,308      5,180,906
  68,700    Mellon Bank Corp.                       3,973,128      4,130,588
                                                 ------------   ------------
                                                   43,131,001     50,227,146
BIOTECHNOLOGY (8.04%)
 140,100    Amgen Inc.*                             6,950,067     11,006,605
 237,800    Biogen Inc.*                            8,271,111     16,527,100
 178,500    Chiron Corp.*                           3,562,598      4,016,250
                                                 ------------   ------------
                                                   18,783,776     31,549,955
COMMUNICATIONS (3.43%)
  84,000    AirTouch Communications Inc.*           4,220,322      4,704,000
 140,200    Comsat Corp.                            4,585,879      5,529,138
 126,100    General Instrument Corp.*               3,126,888      3,239,194
                                                 ------------   ------------
                                                   11,933,089     13,472,332
CONSUMER PRODUCTS (4.28%)
  59,800    CompUSA Inc.*                             795,882        829,725
  49,600    Fort James Corp.*                       1,878,913      1,999,500
 204,500    Fortune Brands Inc.                     7,160,312      6,761,281
 145,800    Tandy Corp.                             5,641,525      7,226,213
                                                 ------------   ------------
                                                   15,476,632     16,816,719
DATA SERVICES (12.03%)
 137,800    Ceridian Corp.*                         4,999,803      7,906,275
 361,000    Dun & Bradstreet Corp.                  9,783,749     10,243,375
 423,200    First Data Corp.                       11,445,568     11,214,800
 172,600    Galileo International Inc.              6,593,264      6,548,013
 338,100    Storage Technology Corp.*               9,085,561     11,305,219
                                                 ------------   ------------
                                                   41,907,945     47,217,682
HEALTH (7.99%)
 272,280    Allegiance Corp.                        3,371,274     10,125,413
 153,700    Perkin-Elmer Corp.                     10,133,102     12,958,831
 293,200    St. Jude Medical Inc.*                  9,276,731      8,282,900
                                                 ------------   ------------
                                                   22,781,107     31,367,144

   The accompanying notes are an integral part of these financial statements.

                                                                   MARKET
 SHARES                                              COST          VALUE
----------------------------------------------------------------------------
INDUSTRIAL PRODUCTS (8.63%)
 105,400    Ball Corp.                           $  4,467,173   $  4,446,563
  77,100    Cooper Industries Inc.                  3,089,751      3,402,038
 435,900    Grace (W.R.) & Co.                      7,136,577      7,573,763
 250,900    Millenium Chemicals Inc.                5,413,336      6,115,688
  98,300    Owens-Illinois Inc.*                    2,681,914      3,004,294
   8,000    Triacq Corp.'D'                            10,000              0
  85,600    USG Corp.                               3,364,523      4,082,050
 322,000    U.S. Industries Inc.                    7,137,020      5,252,625
                                                 ------------   ------------
                                                   33,300,294     33,877,021
MEDIA/GAMING (10.96%)
  10,600    Cablevision Systems Cl. A*                443,461        511,450
 275,900    Comcast Corp. Special Cl. A             7,513,328     13,622,563
 168,100    International Game Technology           2,852,103      3,792,756
 231,950    Liberty Media Group Cl. A*              6,849,284      8,828,597
 142,100    MediaOne Group Inc.*                    4,425,621      6,012,606
 226,600    Tele-Communications Cl. A               5,448,690      9,545,527
  38,700    Tele-Communications-TCI Ventures*         647,761        720,782
                                                 ------------   ------------
                                                   28,180,248     43,034,281
MISCELLANEOUS (3.16%)
  25,000    Aavid Thermal Technologies Inc.*           54,941        375,000
  72,650    Aon Corp.                               3,132,640      4,504,300
 132,800    US Airways Group Inc.*                  8,444,228      7,511,500
                                                 ------------   ------------
                                                   11,631,809     12,390,800
                                                 ------------   ------------
            TOTAL COMMON STOCK                    251,496,762    315,277,261
                                                 ------------   ------------

PREFERRED STOCK (2.09%)
     698    Assistive Technology Project Inc.
              Ser. A'D'                               500,000        500,000
     250    Assistive Technology Project Inc.
              Ser. C'D'                               250,000        250,000
   9,648    Assistive Technology Project Inc.
              Ser. E'D'                               126,013        126,013
 241,000    News Corp. Ltd.                         5,517,590      5,829,188
  59,040    Shape Technology Inc. Ser. A
              Conv.'D'                              1,000,000        300,000
   1,200    Tidewater Holdings Inc. Ser. A
              Conv.'D'                              1,200,000      1,200,000
                                                 ------------   ------------
            TOTAL PREFERRED STOCK                   8,593,603      8,205,201
                                                 ------------   ------------
WARRANTS (0.00%)
   2,291    Assistive Technology                          382            382
   1,455    Assistive Technology Inc. Pfd.
              Ser. E                                        0              0
                                                 ------------   ------------
            TOTAL WARRANTS                                382            382
                                                 ------------   ------------

   The accompanying notes are an integral part of these financial statements.

                                                                   MARKET
 SHARES                                              COST          VALUE
----------------------------------------------------------------------------
OTHER INVESTMENTS (0.51%)
 16.1616    Euro Outlet Malls, L.P.'D' (cost
              $1,100,000)                        $  1,100,000   $  2,000,000
                                                 ------------   ------------
 CONTRACTS
----------------------------------------------------------------------------
CALL OPTIONS (0.49%)
     500    Amgen Inc. @ 75 exp. Nov. 1998            251,500        237,500
   1,125    Centocor Inc. @ 30 exp. Nov. 1998       1,530,878      1,645,313
                                                 ------------   ------------
            TOTAL CALL OPTIONS                      1,782,378      1,882,813
                                                 ------------   ------------
TOTAL INVESTMENTS                                $262,973,125   $327,365,657
                                                 ------------   ------------
                                                 ------------   ------------
PRINCIPAL
--------------------------------------------------------------------------
SHORT TERM INVESTMENTS (17.38%)
3,200,000    US Treasury Bill due 11/05/98        3,198,261      3,198,005
18,300,000   US Treasury Bill due 11/27/98**     18,236,998     18,243,840
8,000,000    US Treasury Bill due 12/10/98        7,959,462      7,970,586
3,500,000    US Treasury Bill due 12/24/98        3,476,864      3,480,908
1,500,000    US Treasury Bill due 12/31/98        1,489,550      1,490,252
25,400,000   US Treasury Bill due 1/7/99**       25,226,392     25,213,793
5,700,000    US Treasury Bill due 1/14/99         5,656,500      5,653,192
3,000,000    US Treasury Bill due 1/21/99         2,974,215      2,970,665
                                               ------------   ------------
TOTAL SHORT TERM INVESTMENTS                     68,218,242     68,221,241
                                               ------------   ------------
                                               ------------   ------------
 CONTRACTS
----------------------------------------------------------------------------
COVERED CALL OPTIONS WRITTEN ( - 1.03%)
   1,000    Amgen Inc. @ 80 exp. Nov. 1998                          (187,500)
   1,900    Biogen Inc. @ 65 exp. Nov. 1998                       (1,199,375)
     220    Ceridian Corp. @ 60 exp. Nov. 1998                       (30,250)
   2,172    General Dynamics Corp. @ 47.50 exp.
              Nov. 1998                                           (2,633,550)
                                                                ------------
            TOTAL COVERED CALL OPTIONS WRITTEN
              (PREMIUM $1,900,893)                                (4,050,675)
                                                                ------------
            TOTAL INVESTMENT PORTFOLIO (99.76%)  $329,290,474    391,536,223
                                                 ------------
                                                 ------------
            Other assets in excess of other
              liabilities (0.23%)                                    936,071
                                                                ------------
            NET ASSETS (100.00%)                                $392,472,294
                                                                ------------
                                                                ------------

 *   Non-income producing security.
** At October 31, 1998, a portion of this security was segregated to cover collateral requirements for options.
 'D' Restricted security priced at fair value by the Board of Directors.
     Represents ownership interest in a security which has not been registered with the Securities and Exchange Commission under the Securities Act

   The accompanying notes are an integral part of these financial statements.

     of 1933. Information concerning each restricted security holding on October 31, 1998 is shown below:


Security                                            Acquisition Date     Cost
--------------------------------------------------------------------------------
Assistive Technology Project Inc. Ser. A Pfd. Stock      10/3/95      $  500,000
Assistive Technology Project Inc. Ser. C Pfd. Stock     12/19/96      $  250,000
Assistive Technology Project Inc. Ser. E Pfd. Stock     10/30/98      $  126,013
Euro Outlet Malls, L.P.                                 12/30/94      $1,100,000
Shape Technology Inc. Ser. A Conv. Pfd. Stock           11/29/94      $1,000,000
Tidewater Holdings Inc. Ser. A Conv. Pfd. Stock           7/9/96      $1,200,000
Triacq Corp. Common Stock                                7/27/95      $   10,000


   The accompanying notes are an integral part of these financial statements.

                         FIRST EAGLE INTERNATIONAL FUND
                              INVESTMENT PORTFOLIO
                                October 31, 1998

                                                                   MARKET
SHARES                                                COST          VALUE
----------------------------------------------------------------------------


COMMON STOCK (80.70%)
FINLAND (2.64%)
23,400    KCI Konecranes International (building
            cranes)                                $   428,620   $ 1,017,088
FRANCE (13.17%)
25,000    Alcatel Alsthom ADR*
            (telecommunications)                       497,328       550,000
 9,800    AXA (insurance)                              842,944     1,107,504
11,253    Banque Nationale de Paris (banking)          671,818       712,602
10,000    Casino Guichard Perrachon
            (supermarkets)                           1,021,107       995,141
 3,300    Paribas SA (financial services)              302,146       242,527
 2,500    Penauille Polyservices (commercial
            services)                                  813,047       584,848
 9,600    Rexel SA (electrical equipment)            1,012,942       881,051
                                                   -----------   -----------
                                                     5,161,332     5,073,673
GERMANY (20.20%)
 2,500    Allianz AG (insurance)                       818,105       858,139
11,000    Daimler Benz AG (automobiles)                954,461       866,743
15,365    Deutsche Bank AG (banking)                 1,081,743       964,835
12,000    Deutsche Pfandbrief AG (mortgage bank)       754,679       963,652
 7,578    Hannover Rueckversicherungs AG
            (insurance)                                437,146       876,215
15,000    Kamps AG* (baking)                           441,656       681,077
30,400    SKW Trostberg AG (specialty chemicals)       694,400       752,566
24,230    Volkswagen AG (automobiles)                1,232,059     1,821,420
                                                   -----------   -----------
                                                     6,414,249     7,784,647
JAPAN (0.78%)
100,000   Nikko Securities (financial services)        293,247       302,068
ITALY (10.98%)
600,000   Banco Di Napoli SpA (banking)                772,905       686,708
229,000   Unicredito Italiano SpA (insurance)          409,378     1,230,093
42,200    Industrie Natuzzi SpA ADR (leather
            furniture)                                 574,328       767,513
61,000    Instituto Bancario San Paolo (banking)       758,947       897,360
235,000   Ist. Naz. Delle Assicurazioni SpA
            (insurance)                                640,871       647,658
                                                   -----------   -----------
                                                     3,156,429     4,229,332

   The accompanying notes are an integral part of these financial statements.

                                                                   MARKET
SHARES                                                COST          VALUE
----------------------------------------------------------------------------

NETHERLANDS (19.31%)
34,496    Aalberts Industries NV (specialty
            valves)                                $   837,521   $   825,599
16,200    Benckiser NV (cleaning & washing
            agents)                                    713,204       918,552
30,000    DOC Data NV* (audio & multimedia CDs)        858,679       505,970
29,199    Hunter Douglas NV (window treatments)        967,891     1,047,456
23,425    IHC Caland NV (dredging & offshore
            equipment)                                 942,469     1,059,813
39,425    Koninklijke Ahrend NV (office furniture
            & supplies)                                875,816       800,025
38,485    Samas-Groep NV (office supplies)             721,401       640,833
 8,470    Wolters Kluwer NV (publishing)               492,834     1,641,666
                                                   -----------   -----------
                                                     6,409,815     7,439,914
SWITZERLAND (6.09%)
   625    Novartis AG Basel (pharmaceuticals)        1,009,060     1,126,126
 2,010    Zuerich Allied AG (insurance)              1,078,679     1,221,556
                                                   -----------   -----------
                                                     2,087,739     2,347,682
UNITED KINGDOM (7.53%)
159,075   J.D. Wetherspoon Plc. (pubs)                 314,213       532,825
72,000    Orange Plc.* (telecommunications)            577,925       669,234
100,000   Scottish Power Plc. (power & energy)         973,593       981,409
146,000   WPP Group Plc. (advertising)                 631,621       716,430
                                                   -----------   -----------
                                                     2,497,352     2,899,898
                                                   -----------   -----------
          TOTAL COMMON STOCK                        26,448,783    31,094,302
                                                   -----------   -----------
                                                   -----------   -----------

                                                                 MARKET
PRINCIPAL                                          COST           VALUE
--------------------------------------------------------------------------
SHORT TERM INVESTMENTS (21.61%)
3,500,000   US Treasury Bill due 11/5/98          3,498,098      3,497,819
 275,000    US Treasury Bill due 1/7/99             273,091        272,984
 500,000    US Treasury Bill due 1/14/99            496,136        495,894
4,100,000   US Treasury Bill due 1/21/99          4,063,127      4,059,910
                                                -----------    -----------
                                                  8,330,452      8,326,607
                                                -----------    -----------
            TOTAL INVESTMENT PORTFOLIO          $34,779,235    $39,420,909
                                                -----------
                                                -----------
            Other liabilities in excess of
              other assets (-2.31%)                               (890,738)
                                                               -----------
            NET ASSETS (100.00%)                               $38,530,171
                                                               -----------
                                                               -----------
 * Non-income producing security.


   The accompanying notes are an integral part of these financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1998

                                            FIRST EAGLE          FIRST EAGLE
                                          FUND OF AMERICA     INTERNATIONAL FUND

ASSETS:
   Investments -- Cost                     $ 262,973,125         $ 26,448,783
   Short-term investments -- Cost             68,218,242            8,330,452

   Investments, at value                     327,365,657           31,094,302
   Short-term investments, at value           68,221,241            8,326,607
   Cash                                          469,044                   --
   Dividends and interest receivable             199,627              109,926
   Receivable for Fund shares sold               547,693               12,739
   Receivable for investments sold             3,401,425              226,275
   Deferred organization expenses                     --               12,240
                                          ---------------     ------------------
   TOTAL ASSETS                              400,204,687           39,782,089
                                          ---------------     ------------------
LIABILITIES:
   Options written, at value**                 4,050,675                   --
   Payable to bank                                    --            1,077,444
   Payable for investments purchased           2,983,194                   --
   Payable for Fund shares redeemed              122,362               53,972
   Management fee payable                        303,103               31,312
   Accrued operating expenses                    273,059               89,190
                                          ---------------     ------------------
   TOTAL LIABILITIES                           7,732,393            1,251,918
                                          ---------------     ------------------

NET ASSETS                                 $ 392,472,294         $ 38,530,171
                                          ---------------     ------------------
                                          ---------------     ------------------

Net Assets were comprised of:
   Par value of capital shares (note
     6)                                          182,290               23,953
   Capital paid in excess of par value
     (note 6)                                297,325,283           30,717,301
   Net unrealized appreciation of
     investments, written options and
     foreign currency related
     transactions                             62,245,749            4,647,432
   Accumulated net realized gain on
     investments, written options and
     foreign currency related
     transactions                             32,718,972            3,141,485
                                          ---------------     ------------------
   NET ASSETS                              $ 392,472,294         $ 38,530,171
                                          ---------------     ------------------
                                          ---------------     ------------------
SHARES OUTSTANDING
   Class Y                                    18,197,497            2,376,066
   Class C                                        31,502               19,217
NET ASSET VALUE PER SHARE:

   Class Y (and redemption price)                 $21.53               $16.09
   Class C*                                       $21.43               $16.01

 * Redemption price is NAV of Class C shares reduced by a 1.25% CDSC if shares are redeemed within the first year of purchase.

** Premiums received for First Eagle Fund of America was $1,900,893.

   The accompanying notes are an integral part of these financial statements.

                            STATEMENT OF OPERATIONS
                                October 31, 1998

                                            FIRST EAGLE          FIRST EAGLE
                                          FUND OF AMERICA     INTERNATIONAL FUND

INVESTMENT INCOME:
   Dividend income                          $ 2,384,037          $    656,565
   Interest income                            1,224,410               232,291
   Less: Foreign withholding tax                (16,896)              (47,840)
                                          ---------------     ------------------
       TOTAL INVESTMENT INCOME                3,591,551               841,016
                                          ---------------     ------------------

EXPENSES:
   Management fee (note 2)                    3,520,419               494,580
   Services fee (note 2)                        824,804               108,143
   Transfer agent fees                          196,519                45,186
   Legal fees                                   109,157                77,483
   Custodian fees                                55,514                71,485
   Registration expenses                         76,683                34,687
   Audit fees                                    52,700                55,200
   Accounting fees                               56,250                72,750
   Organizational expenses                           --                29,200
   Trustee fees                                  22,500                33,750
   Printing expenses                             29,673                10,488
   Distribution fees (note 2)                     2,993                 1,396
   Miscellaneous expenses                        19,873                12,363
                                          ---------------     ------------------
       TOTAL EXPENSES                         4,967,085             1,046,711
   Less: Custody earnings credits
     (note 3)                                   (38,318)              (33,934)
        Management fee waiver (note 2)               --               (23,504)
                                          ---------------     ------------------

       NET EXPENSES                           4,928,767               989,273
                                          ---------------     ------------------

   NET INVESTMENT LOSS                       (1,337,216)             (148,257)
                                          ---------------     ------------------

NET REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS, WRITTEN
OPTIONS AND FOREIGN CURRENCY RELATED
TRANSACTIONS:
   Net Realized Gain (Loss) from:
     Investment transactions                 32,670,646             3,819,902
     Forward foreign currency
       contracts                                     --            (1,275,745)
                                          ---------------     ------------------

   NET REALIZED GAIN                         32,670,646             2,544,157
Change in Net Unrealized Appreciation
of Investments, Written Options and
Foreign Currency Related Transactions:
     Beginning of year                       48,210,381             4,857,600
     End of year                             62,245,749             4,647,432
                                          ---------------     ------------------

INCREASE/(DECREASE) IN NET UNREALIZED
 APPRECIATION                                14,035,368              (210,168)
                                          ---------------     ------------------

NET GAIN ON INVESTMENTS, WRITTEN
 OPTIONS AND FOREIGN CURRENCY RELATED
 TRANSACTIONS                                46,706,014             2,333,989
                                          ---------------     ------------------

INCREASE IN NET ASSETS FROM OPERATIONS      $45,368,798          $  2,185,732
                                          ---------------     ------------------
                                          ---------------     ------------------

   The accompanying notes are an integral part of these financial statements.

                          FIRST EAGLE FUND OF AMERICA
                       STATEMENT OF CHANGES IN NET ASSETS
                      For the year ended October 31, 1998

                                           1998                    1997

OPERATIONS:
  Net investment loss                  $  (1,337,216)          $   (660,183)
  Net realized gain                       32,670,646             49,926,578
  Increase in net unrealized
    appreciation                          14,035,368              5,949,601
                                      ---------------       ------------------
  INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                       45,368,798             55,215,996
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                           --                     --
  Net realized gain                      (32,159,998)           (27,243,648)
                                      ---------------       ------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS        (32,159,998)           (27,243,648)
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares       154,415,411             59,873,730
  Net asset value of shares issued
    for reinvestment of capital
    gains                                 27,394,898             24,451,245
  Cost of shares redeemed                (56,985,140)           (21,261,845)
                                      ---------------       ------------------
  INCREASE IN NET ASSETS FROM FUND
    SHARE TRANSACTIONS                   124,825,169             63,063,130
                                      ---------------       ------------------
INCREASE IN NET ASSETS                   138,033,969             91,035,478
NET ASSETS:
  Beginning of year                      254,438,325            163,402,847
                                      ---------------       ------------------
  END OF YEAR                          $ 392,472,294           $254,438,325
                                      ---------------       ------------------
                                      ---------------       ------------------

   The accompanying notes are an integral part of these financial statements.

                         FIRST EAGLE INTERNATIONAL FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                      For the year ended October 31, 1998

                                          1998                    1997*

OPERATIONS:
  Net investment loss                 $    (148,257)           $  (260,406)
  Net realized gain                       2,544,157              3,161,433
  Decrease in net unrealized
    appreciation                           (210,168)              (489,685)
                                     ---------------       -------------------
  INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                       2,185,732              2,411,342
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                          --                     --
  Net realized gain                      (2,212,663)                    --
                                     ---------------       -------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS        (2,212,663)                    --
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares       26,925,432              4,235,374
  Net asset value of shares issued
    for reinvestment of capital
    gains                                 1,785,523                816,027
  Cost of shares redeemed               (26,474,063)            (3,247,813)
                                     ---------------       -------------------
  INCREASE IN NET ASSETS FROM FUND
    SHARE TRANSACTIONS                    2,236,892              1,803,588
                                     ---------------       -------------------
INCREASE IN NET ASSETS                    2,209,961              4,214,930
NET ASSETS:
  Beginning of period                    36,320,210             32,105,280
                                     ---------------       -------------------
  END OF PERIOD                       $  38,530,171            $36,320,210
                                     ---------------       -------------------
                                     ---------------       -------------------

* For the period from January 1, 1997 to October 31, 1997

   The accompanying notes are an integral part of these financial statements.

                               FIRST EAGLE TRUST
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES -- First Eagle Fund of America, Inc. and First Eagle International Fund, Inc., each a Maryland corporation, were reorganized as separate Series of First Eagle Trust, a Delaware business trust, (the 'Trust') effective February 28, 1998. The trust is registered under the Investment Company Act of 1940 as amended (the 'Act') as a non-diversified, open-end management investment company. The Trust presently consists of two separate portfolios ('Series'): First Eagle Fund of America (a 'Fund') and First Eagle International Fund (a 'Fund'). Each Series has distinct investment objectives and policies. A shareholder's interest is limited to the Series in which she or he owns shares. Each Series offers Class Y, Class C, and Class A shares (inception November 19, 1998). All classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own distribution and/or service plan, and has exclusive voting rights with respect to matters affecting only that class.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Equity securities listed on the NASDAQ National Market System are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and US Government Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Trustees determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Trust's Board of Trustees. A Valuation Committee of the Board of Trustees has been established to determine the value of such securities after consultation with the Trust's investment adviser.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses on security transactions are determined based on the specific identification method. Discounts and premiums on purchases of investments are accreted and amortized, respectively, as adjustments to interest income and cost of securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

OPTIONS: In order to produce incremental earnings or protect against changes in the value of portfolio securities, a Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

A Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. A Fund may also use options for speculative purposes, although it does not employ options for this purpose at the present time. A Fund will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sales of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. A Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

FORWARD CURRENCY CONTRACTS: In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into forward currency contracts. Additionally, a Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. A Fund will realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains or losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

C. FOREIGN CURRENCY TRANSLATION: The market values of securities which are not traded in United States currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of a Fund are presented at the foreign exchange rates and market values at the close of the period. A Fund does not isolate that portion of gains and losses on investments which is due to change in foreign exchange rates from that which is due to changes in market prices of the equity securities.

D. FEDERAL INCOME TAX STATUS -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, and distribution of net realized gain from investment transactions, if any, will be made annually. The Funds record dividends and distributions to its shareholders on the record date.

F. DEFERRED ORGANIZATION EXPENSES -- A total of $146,000 was incurred in connection with the organization of First Eagle International Fund. The costs have been deferred and are being amortized by the Fund over the period of benefit not to exceed 60 months from the date the Fund commenced operations. The Adviser has agreed that if any of the initial shares purchased by the Adviser are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of shares outstanding at the time of redemption.

G. ESTIMATES AND ASSUMPTIONS -- Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause results to differ from these amounts.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT -- Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser'), a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. ('ASB'), manages the Trust. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the 'Advisory Agreement') an annual advisory fee of 1.00% of the average daily net assets of each Fund. On February 19, 1998, the shareholders and on February 20, 1998, the Board of Trustees approved the Advisory Agreement between the Trust and the Adviser, effective February 27, 1998. The Advisory Agreement is substantially the same as the prior investment advisory agreements between First Eagle Fund of America, Inc and between First Eagle International Fund, Inc. and the Adviser except the new Advisory Agreement provides for monthly advisory fee payments and reduces the rate of the advisory fees. Prior to February 28, 1998, First Eagle Fund of America, Inc. paid the Adviser a fee at the annual rate 1.25% of average daily net assets and First Eagle International Fund, Inc. paid the Adviser a fee at the annual rate of 1.50% of average daily net assets.

For the period from November 1, 1997 through December 31, 1997 the Adviser waived part of its fees in the amount of $23,504 for First Eagle International Fund, Inc.

ASB (the 'Distributor') serves as the distributor of the Trust's Class Y, Class C, and Class A shares. The Distributor receives an annual services fee at the annual rate of 0.25% of each portfolio's daily net assets payable monthly, pursuant to a Distribution and Services Agreement which was approved by the Board of Trustees, to cover expenses incurred by ASB for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions.

Shareholders pay the distributor a contingent deferred sales charge ('CDSC') of 1.25% on Class C shares which applies if redemption occurs within the first year of purchase. In addition, the Trust also pays a distribution fee (12b-1) with respect to Class C shares calculated at the annual rate of 0.75% of the average daily net assets. For the period from March 2, 1998 to October 31, 1998, total 12b-1 fees for Class C shares were as follows:



First Eagle Fund of America                     $2,993
First Eagle International Fund                  $1,396


NOTE 3. CUSTODIAN FEES -- The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. As of October 31, 1998 the portfolio's custodian fees and related offset were as follows:

                                                Custodian Fees    Credits Earned
                                                --------------    --------------
First Eagle Fund of America                        $ 55,514          $ 38,318
First Eagle International Fund                     $ 71,485          $ 33,934


NOTE 4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term investments), during the year ended October 31, 1998 were as follows:

                                                 Purchases         Sales
                                                ------------    ------------
First Eagle Fund of America                     $290,243,306    $252,361,314
First Eagle International Fund                  $ 34,530,936    $ 39,399,694


For the year ended October 31, 1998 First Eagle Fund of America had the following written options transactions:

                                              Number of Contracts    Premium
                                              -------------------   ----------
Options outstanding at October 31, 1997                   0         $        0
Options written                                      11,854         $3,011,988
Options exercised                                     1,512         $  146,659
Options expired/closed                                5,050         $  964,436
                                                    -------         ----------
Options outstanding at October 31, 1998               5,292         $1,900,893
                                                    -------         ----------
                                                    -------         ----------

For the year ended October 31, 1998, the First Eagle Fund of America and First Eagle International Fund paid brokerage commissions on securities transactions of $745,444 and $142,365 and of which $128,836 and $16,221 was paid to ASB, respectively.

NOTE 5. FEDERAL INCOME TAXES -- During the year ended October 31, 1998, the First Eagle Fund of America and First Eagle International Fund realized net capital gains of $32,718,176 and $3,261,396 respectively. The United States federal income tax basis of the Funds' investments at October 31, 1998 was substantially the same as the basis for financial reporting purposes and accordingly, the aggregate gross unrealized appreciation on investments was $75,161,520 for the First Eagle Fund of America and $5,903,010 for the First Eagle International Fund and the aggregate unrealized gross depreciation was $12,915,771 and $1,261,336 respectively, resulting in net unrealized appreciation for United States income tax purposes of $62,245,749 and $4,641,679 respectively.

NOTE 6. CAPITAL SHARES -- The Declaration of the Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. The Trust has established Class Y, Class C, and Class A shares. Each share of a class represents an identical interest in the portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 1998, total paid-in capital amounted to the following for each class:

                                                      Class Y       Class C
                                                    ------------    --------
First Eagle Fund of America                         $298,179,898    $661,283
First Eagle International Fund                      $ 30,424,053    $345,547

Transactions in shares of each portfolio were as follows:

                              Year ended                  Year ended
                           October 31, 1998            October 31, 1997
                       -------------------------   -------------------------
                         Shares        Amount        Shares        Amount
                       ----------   ------------   ----------   ------------
FIRST EAGLE FUND OF AMERICA CLASS Y
Shares sold             7,168,769   $153,754,128    3,081,544   $ 59,873,730
Shares redeemed        (2,802,071)   (56,985,140)  (1,095,568)   (21,261,845)
Shares issued on
reinvestment            1,474,429     27,394,898    1,275,745     24,451,245
                       ----------   ------------   ----------   ------------
Net Increase            5,841,127   $124,163,886    3,261,721   $ 63,063,130
                       ----------   ------------   ----------   ------------
                       ----------   ------------   ----------   ------------

                                                             For the period from March 2, 1998
                                                                    to October 31, 1998
                                           ----------------------------------------------------------------------
                                                        Shares                               Amount
                                           ---------------------------------    ---------------------------------

FIRST EAGLE FUND OF AMERICA CLASS C
Shares sold                                    31,502                             $ 661,283
Shares redeemed                                    --                                    --
Shares issued on reinvestment                      --                                    --
                                              -------                           -----------
Net Increase                                   31,502                             $ 661,283
                                              -------                           -----------
                                              -------                           -----------

                                                             Period from
                                 Year ended              January 1, 1997 to
                              October 31, 1998            October 31, 1997
                         --------------------------    -----------------------
                           Shares         Amount        Shares       Amount
                         ----------    ------------    --------    -----------

FIRST EAGLE INTERNATIONAL FUND CLASS Y
Shares sold               1,473,222    $ 26,579,885     254,815    $ 4,235,374
Shares redeemed          (1,460,355)    (26,474,063)   (197,199)    (3,247,813)
Shares issued on
reinvestment                117,160       1,785,523      54,257        816,027
                         ----------    ------------    --------    -----------
Net Increase                130,027    $  1,891,345     111,873    $ 1,803,588
                         ----------    ------------    --------    -----------
                         ----------    ------------    --------    -----------

                                             For the period from March 2, 1998
                                                    to October 31, 1998
                                           -------------------------------------
                                                Shares               Amount
                                           -----------------    ----------------
FIRST EAGLE INTERNATIONAL FUND CLASS C
Shares sold                                      19,217             $345,547
Shares redeemed                                      --                   --
Shares issued on reinvestment                        --                   --
                                                -------         ----------------
Net Increase                                     19,217             $345,547
                                                -------         ----------------
                                                -------         ----------------

Of the 18,228,999 shares of common stock outstanding for First Eagle Fund of America and 2,395,283 shares of common stock outstanding for First Eagle International Fund at October 31, 1998 ASB owned 26,837 and 9,056 shares and the ASB Profit Sharing Plan owned 407,660 and 275,742 shares respectively. The directors and officers of the Trust owned approximately 238,568 shares of First Eagle Fund of America and 173,638 shares of the First Eagle International Fund at October 31, 1998.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR

FUND OF AMERICA CLASS Y SHARES

                                             FOR THE YEAR ENDED OCTOBER 31,
                     -------------------------------------------------------------------------------
                        1998             1997              1996              1995              1994
                     -----------        ------            ------            ------            ------
Net asset  value,
 beginning of
 year                  $ 20.59          $17.97            $16.28            $15.45            $16.53
INCOME FROM
 INVESTMENT
 OPERATIONS
   Net investment
     loss                (0.08)          (0.06)            (0.04)            (0.04)            (0.12)
   Net realized
     and unrealized
     gain                 3.62            5.31              4.08              2.87              0.66
                     -----------        ------            ------            ------            ------
Total from
 investment
 operations               3.54            5.25              4.04              2.83              0.54
                     -----------        ------            ------            ------            ------
LESS
 DISTRIBUTIONS
 FROM:
   Net investment
     income                 --              --                --                --                --
   Net realized
     gain                (2.60)          (2.63)            (2.35)            (2.00)            (1.62)
                     -----------        ------            ------            ------            ------
Total
 distributions           (2.60)          (2.63)            (2.35)            (2.00)            (1.62)
                     -----------        ------            ------            ------            ------
Net asset value,
 end of year           $ 21.53          $20.59            $17.97            $16.28            $15.45
                     -----------        ------            ------            ------            ------
                     -----------        ------            ------            ------            ------
Total Return*             19.2%           31.0%             27.1%             21.6%              3.8%
Net assets,
 end of year        $391,797,350       $254,438,325      $163,402,847      $134,350,180      $120,515,968
RATIOS TO
 AVERAGE NET
 ASSETS:
   Expenses(1)             1.5%            1.7%              1.8%              1.9%              1.9%
   Net
    investment loss       (0.4)%          (0.3)%            (0.2)%            (0.3)%            (0.7)%
Portfolio
 turnover rate              83%             98%               93%               81%              125%


 * Past performance is not predictive of future performance.

(1) For the year ended October 31, 1998 and for the year ended October 31, 1997, the Fund has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would be 1.5% and 1.7%, respectively.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

FUND OF AMERICA CLASS C SHARES

                                                                 MARCH 2, 1998**
                                                                     THROUGH
                                                                 OCTOBER 31, 1998
                                                                 ----------------

Net asset value, beginning of period                                 $  21.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                                  (0.16)
   Net realized and unrealized gain                                      0.52
                                                                     --------
Total from investment operations                                         0.36
                                                                     --------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                   --
   Net realized gain                                                       --
                                                                     --------
Total distributions                                                        --
                                                                     --------
Net asset value, end of period                                       $  21.43
                                                                     --------
                                                                     --------
Total Return*                                                             1.7%'DD'
Net assets, end of period                                            $674,944
RATIOS TO AVERAGE NET ASSETS:
   Expenses(1)                                                            2.2%'D'
   Net investment loss                                                   (1.1)%'D'
Portfolio turnover rate                                                    83%


 *     Past performance is not predictive of future performance

 **    Commencement of investment operations

 'D'   Annualized

 'DD'  Total return not annualized

(1) For the year ended October 31, 1998, the Fund has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would be 2.2%'D'.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

INTERNATIONAL FUND CLASS Y

                                         FOR THE
                                       PERIOD FROM                                 APRIL 4, 1994 **
                      FOR THE           JANUARY 1,           FOR THE                   THROUGH
                    YEAR ENDED           THROUGH            YEAR ENDED               DECEMBER 31,
                    OCTOBER 31,        OCTOBER 31,         DECEMBER 31,        ------------------------
                       1998                1997                1996             1995              1994
                    -----------        ------------        ------------        ------            ------
Net asset
 value,
 beginning
 of year              $ 16.17             $15.04             $  13.38          $12.37            $12.50
INCOME FROM
 INVESTMENT
 OPERATIONS
   Net investment
     loss               (0.06)             (0.12)               (0.16)          (0.13)            (0.02)
   Net realized
     and unrealized
     gain                0.95               1.25                 2.29            1.57             (0.11)
                    -----------           ------               ------          ------            ------
Total from
 investment
 operations              0.89             $ 1.13                 2.13            1.44             (0.13)
                    -----------           ------               ------          ------            ------
LESS
 DISTRIBUTIONS
 FROM:
   Net investment
     income                --                 --                   --              --                --
   Net realized
     gain               (0.97)                --                (0.47)          (0.43)               --
                    -----------           ------               ------          ------            ------
Total
 distributions          (0.97)                --                (0.47)          (0.43)               --
                    -----------           ------               ------          ------            ------
Net asset value,
 end of year          $ 16.09             $16.17             $  15.04          $13.38            $12.37
                    -----------           ------               ------          ------            ------
                    -----------           ------               ------          ------            ------
Total Return*             5.8%               7.5%'DD'            15.9%           11.6%             (1.0)%'DD'
Net assets,
 end of year        $38,222,433      $36,320,210          $32,105,280     $22,420,889       $20,152,024
RATIOS TO
 AVERAGE NET
 ASSETS:
 Expenses(1)              2.4%               2.3%'D'              2.9%            3.1%              2.0%'D'
   Net investment
     loss                (0.5)%             (1.0)%'D'            (1.1)%          (1.1)%            (0.3)%'D'
Portfolio
 turnover rate             85%                54%                 101%            166%              170%

    * Past performance is not predictive of future performance.

   ** Commencement of investment operations

   'D' Annualized

  'DD' Total return not annualized
   (1) For the year ended October 31, 1998 and for the period ended October 31, 1997, the Adviser has waived part of its fee. If such fees were not waived, the net investment loss would have been $(.08) and $(.18) respectively and the expense ratio would have been 2.4%'D' and 2.8%'D', respectively.

       In addition, for the year ended October 31, 1998 and for the period ended October 31, 1997 the Fund earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration the expense ratios are 2.3% and 2.3%, respectively.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

INTERNATIONAL FUND CLASS C

                                                                  MARCH 2, 1998
                                                                     THROUGH
                                                                OCTOBER 31, 1998**
                                                                ------------------

Net asset value, beginning of period                                 $  16.90
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                 0.84
   Net realized and unrealized loss                                     (1.73)
                                                                     --------
Total from investment operations                                        (0.89)
                                                                     --------
LESS DISTRIBUTIONS FROM:
   Net investment income
   Net realized gain                                                       --
                                                                     --------
Total distributions                                                        --
                                                                     --------
Net asset value, end of period                                       $  16.01
                                                                     --------
                                                                     --------
Total Return*                                                            (5.3)%'DD'
Net assets, end of period                                            $307,738
RATIOS TO AVERAGE NET ASSETS:
   Expenses(1)                                                            2.9%'D'
   Net investment income                                                  7.0%'D'
Portfolio turnover rate                                                    85%

    * Past performance is not predictive of future performance.

   ** Commencement of investment operations

  'D' Annualized

 'DD' Total return not annualized

(1) For the period from March 2, 1998 to October 31, 1998 the Fund earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration the ratio of expenses to average net assets would be 2.8%'D'.

                               FIRST EAGLE FUNDS
                                     PART C
                               OTHER INFORMATION
                               FEBRUARY 25, 1999


ITEM 22. FINANCIAL STATEMENTS

For First Eagle Fund of America:
       1.      Schedule of Investments dated October 31, 1998.
       2.      Statement of Assets and Liabilities dated October 31, 1998.
       3.      Statement of Operations for the year ended October 31, 1998.
       4. Statement of Changes in Net Assets for the years ended October 31, 1998 and 1997.
       5.      Financial highlights.
       6.      Notes to Financial Statements.
       7. Independent Auditors' Report -- KPMG Peat Marwick LLP dated December 14, 1998.

For First Eagle International Fund:
       1.      Schedule of Investments dated October 31, 1998.
       2.      Statement of Assets and Liabilities dated October 31, 1998.
       3.      Statement of Operations for the period ended October 31, 1998.
       4.      Statement of Changes in Net Assets for the year ended
               October 31, 1998 and the period ended October 31, 1997.
       5.      Financial highlights.
       6.      Notes to Financial Statements.
       7. Independent Auditors' Report -- KPMG Peat Marwick LLP dated December 14, 1998.

ITEM 23. EXHIBITS

       1. (a)  Agreement and Declaration of Trust of the Registrant.*
          (b) Name Change Amendment to the Agreement and Declaration of Trust of the Registrant.

       2.      By-laws of the Registrant.*
       4.      Account Application Form.*
       5. Investment Advisory Agreement between the Registrant and Arnhold and S. Bleichroeder Advisers, Inc.*
       6. (a) Distribution and Services Agreement between the Registrant and Arnhold and S. Bleichroeder, Inc.
          (b)  Selling Group Agreement.*
       8. (a)  Custody Agreement between the Registrant and The Bank of
               New York.*
          (b)  Fund Accounting Agreement.*
          (c) Foreign Custody Manager Agreement between Registrant and The Bank of New York.*
          (d)  Special Custody Agreement between Registrant, The Bank o
               New York and Arnhold and S. Bleichroeder, Inc.**
       9.      Transfer Agency Agreement.*
      11.      Consent of Independent Auditors.
      13.      Subscription Agreement.**
      17.      Financial Data Schedule.
      18.      Rule 18f-3 Plan.*
      19.      Power of Attorney.*

------------

  * Previously filed on or about February 27, 1998 with Post-Effective Amendment No. 16 to the Registration Statement of the Registrant on Form N-1A and incorporated herein by reference.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 ** Previously filed and incorporated by reference.

***Previously filed on or about December 31, 1998 with Post-Effective Amendment No. 17 to the Registration Statement of the Registrant on Form N-1A and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     No persons are controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

     The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser') is a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. which has a substantial amount of assets under management in the form of individual and fund accounts. Arnhold and S. Bleichroeder, Inc. is a registered broker-dealer and maintains a substantial involvement in the securities brokerage and underwriting businesses. The business and other connections of the Adviser's directors and officers are as follows:

                                    POSITION WITH THE
             NAME                        ADVISER                      BUSINESS AND OTHER CONNECTIONS
-------------------------------   ----------------------  ------------------------------------------------------

Henry H. Arnhold...............   Director                Co-Chairman of the Board of Arnhold and S.
                                                            Bleichroeder, Inc.; Director, Aquila International
                                                            Fund Limited; Trustee, The New School for Social
                                                            Research; Director, Conservation International
John P. Arnhold................   President, Chief        Co-President and Director, Arnhold and S.
                                    Executive Officer       Bleichroeder, Inc.; Director, Aquila International
                                    and Director            Fund Limited and The Global Beverage Fund Limited;
                                                            President, WorldVest, Inc.; President, Arnhold and
                                                            S. Bleichroeder, UK Ltd.; Co-President and Trustee,
                                                            First Eagle Trust
Stanford S. Warshawsky.........   Director                Co-President, Director and Secretary, Arnhold and S.
                                                            Bleichroeder, Inc.; Director, German-American
                                                            Chamber of Commerce; Chairman of the Board, Arnhold
                                                            and S. Bleichroeder, UK Ltd.; Chairman of the Board
                                                            and Trustee, First Eagle Trust
Stephen M. Kellen..............   Director                Co-Chairman of the Board of Arnhold and S.
                                                            Bleichroeder Inc.; Trustee, The Carnegie Society and
                                                            WNET/Thirteen; Trustees Council of The National
                                                            Gallery of Art
Robert Miller..................   Vice President,         Senior Vice President, Arnhold and S. Bleichroeder,
                                    Secretary and           Inc.; Director, Arnhold and S. Bleichroeder, UK
                                    Treasurer               Ltd.; Treasurer, First Eagle Trust
Gary Lee Fuhrman...............   Director                Senior Vice President and Director, Arnhold and S.
                                                            Bleichroeder, Inc.; Director, Medical Resources,
                                                            Inc.

ITEM 27. PRINCIPAL UNDERWRITER

     (a) Arnhold and S. Bleichroeder, Inc. acts as an investment adviser to First Eagle Fund, N.V., Aquila International Fund Limited, Aetos Corporation, DEF Associates, N.V., Eagle Select Fund Limited, Eagle World Growth Fund Limited and The Global Beverage Fund Limited.

     (b) The positions and offices of the Distributor's directors and officers who serve the Registrant are as follows:

        NAME AND BUSINESS
             ADDRESS*               POSITION AND OFFICES WITH UNDERWRITER   POSITION AND OFFICES WITH REGISTRANT
----------------------------------  --------------------------------------  --------------------------------------
Stanford S. Warshawsky............  Co-President, Director and Secretary    Chairman of the Board and Trustee
John P. Arnhold...................  Co-President and Director               Co-President and Trustee
Michael M. Kellen.................  Senior Vice President and Director      Vice Chairman of the Board and Trustee
Arthur F. Lerner..................  Senior Vice President                   Senior Vice President
Tracy LaPointe Saltwick...........  Senior Vice President                   Vice President
Robert Miller.....................  Senior Vice President                   Treasurer
Robert Bruno......................  Vice President                          Vice President and Secretary
Martha B. Pierce..................  Vice President                          Vice President
Cari Levine.......................  Assistant Vice President                Assistant Treasurer
Suzan Afifi.......................  Assistant Vice President                Assistant Secretary

------------
* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

     (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     The Registrant's accounts and records will be maintained at The Bank of New York, 48 Wall Street, New York, New York 10286. Records of shareholders' accounts will be maintained at BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

ITEM 29. MANAGEMENT SERVICES

     The Registrant is not a party to any management-related service contract not discussed in the Prospectus or Statement of Additional Information of this Registration Statement.

ITEM 30. UNDERTAKINGS

     The Registrant hereby undertakes to provide each person to whom a copy of the Prospectus is given with a copy of the Fund's annual report, which contains the information required by item 5A of Form N-1A, upon request by such person and free of charge.

     The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, and that it will assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 25th day of February 1999.

                                          FIRST EAGLE TRUST

                                          By:     /S/ JOHN P. ARNHOLD
                                             ..................................
                                                      JOHN P. ARNHOLD,
                                                        CO-PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                     CAPACITY                             DATE
------------------------------------------  ---------------------------------------------   ------------------

           /S/ JOHN P. ARNHOLD                                 Trustee                      February 25,1999
 .........................................
             JOHN P. ARNHOLD

         /S/ CANDACE K. BEINECKE*                              Trustee                      February 25,1999
 .........................................
           CANDACE K. BEINECKE

          /S/ EDWIN J. EHRLICH*                                Trustee                      February 25,1999
 .........................................
             EDWIN J. EHRLICH

          /S/ K. GEORG GABRIEL*                                Trustee                      February 25,1999
 .........................................
             K. GEORG GABRIEL

          /S/ ROBERT J. GELLERT*                               Trustee                      February 25,1999
 .........................................
            ROBERT J. GELLERT

          /S/ MICHAEL M. KELLEN*                               Trustee                      February 25,1999
 .........................................
            MICHAEL M. KELLEN

          /S/ WILLIAM M. KELLY*                                Trustee                      February 25,1999
 .........................................
             WILLIAM M. KELLY

       /S/ STANFORD S. WARSHAWSKY*                             Trustee                      February 25,1999
 .........................................
          STANFORD S. WARSHAWSKY

                                                  Treasurer (Principal Financial
            /S/ ROBERT MILLER                         and Accounting Officer)               February 25,1999
 .........................................
              ROBERT MILLER

* by power-of-attorney by /S/ John P. Arnhold
                         ..........................
                               John P. Arnhold





                            STATEMENT OF DIFFERENCES


The dagger symbol shall be expressed as.................................'D'
The double dagger symbol symbol shall be expressed as...................'DD'
The division sign shall be expressed as................................[div]
Characters normally expressed as superscript shall be preceded by......'pp'

                                 EXHIBIT INDEX

B. Exhibits

 1.(a) Agreement and Declaration of Trust of the Registrant.*
   (b) Name Change Amendment to the Agreement and Declaration of Trust of the Registrant.
 2.    By-laws of the Registrant.*
 4.    Account Application Form.*
 5.    Investment Advisory Agreement between the Registrant and Arnhold and
       S. Bleichroeder Advisers, Inc.*
 6.(a) Distribution and Services Agreement between the Registrant and Arnhold and S. Bleichroeder, Inc.
   (b) Selling Group Agreement.*
 8.(a) Custody Agreement between the Registrant and The Bank of New York.*
   (b) Fund Accounting Agreement.*
   (c) Foreign Custody Manager Agreement between Registrant and Bank of
       New York.*
   (d) Special Custody Agreement among Registrant, The Bank of New York and Arnhold and S. Bleichroeder, Inc.**
 9.    Transfer Agency Agreement.*
11.    Consent of Independent Auditors.
13.    Subscription Agreement.**
17.    Financial Data Schedule.
18.    Rule 18f-3 Plan.*
19.    Power of Attorney.*

------------

  * Previously filed on or about February 27, 1998 with Post-Effective Amendment No. 16 to the Registration Statement of the Registrant on Form N-1A and incorporated herein by reference.

 ** Previously filed and incorporated by reference.

*** Previously filed on or about December 31, 1998 with Post-Effective Amendment
    No. 17 to the Registration Statement of the Registrant on Form N-1A and incorporated herein by reference.